SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 10

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT

                                     OF 1940

                                Amendment No. 11

                         FIRST PACIFIC MUTUAL FUND, INC.
               (Exact Name of Registrant as Specified in Charter)


               2756 Woodlawn Drive, #6-201, Honolulu, Hawaii 96822

               (Address of Principal Executive Office) (Zip Code)


        Registrant's Telephone Number, Including Area Code (808) 988-8088
            Terrence Lee, President; First Pacific Mutual Fund, Inc.;
               2756 Woodlawn Drive, #6-201, Honolulu, Hawaii 96822
                     (Name and address of Agent for Service)


Please send copies of all communications to: Audrey C. Talley, Esquire
                                             Stradley, Ronon, Stevens & Young
                                             2600 Once Commerce Square
                                             Philadelphia, PA   19103-7098

                 Approximate Date of Proposed Public Offering:
                     Upon effectiveness of this amendment.

              It is proposed that this filing will become effective

                             (check appropriate box)

                    __x__    immediately upon filing pursuant to paragraph (b)
                    _____    on _________  pursuant to paragraph (b)
                    _____    60 days after filing  pursuant to paragraph  (a)(1)
                    _____    on _________ pursuant to paragraph (a)(1)
                    _____    75 days after filing pursuant to paragraph (a)(2)
                    _____    on ________ pursuant to paragraph (a)(2) of Rule
                             485.

The Registrant has registered an indefinite number of securities under this Registration Statement pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant has filed a Rule 24f-2 Notice for its most recent fiscal year on or about November 30, 1995.

                                TABLE OF CONTENTS

                                  TO FORM N-1A

          The Facing Page

          1- Cross-Reference Sheet

          2- Part A - Prospectus

          3- Part B - Statement of Additional Information

          4- Part C - Other Information

          5- Signature Page

               Exhibits

                              CROSS REFERENCE SHEET

N-1A
Item No.          Caption or Location in Prospectus

Part A

1         Cover

2         Fund Expenses, Prospectus Summary

3         N/A

4         Prospectus  Cover,   Investment  Objective  and  Policies,   Municipal
          Securities, Investment Practices

5         Officers and  Directors,  Manager,  The  Distribution  Plan,  Transfer
          Agent,  Custodian,   Shareholder  Services  and  Reports  and  General
          Information and History

6 General Information and History, Shareholder Services and Reports, Distributions from the Fund, Tax Status

7         Purchasing Shares of the Fund, Net Asset Value, The Distribution Plan

8         Redemption of Shares

9         N/A

Part B

10        Cover

11        Table of Contents

12        N/A

13 Cover, Investment Policies and Restrictions, Additional Investment considerations, Description of Municipal Securities Ratings

14        Officers and Directors

15        N/A

16        Investment Management Agreement

17        Portfolio Transactions

18        N/A

19        The Distributor

20        N/A

21        The Distributor

22        N/A


23        Financial Statements


Part C

          Items 24  through 32 have been  answered  in order in Part C.

FIRST PACIFIC MUTUAL FUND, INC.                                Prospectus dated
2756 Woodlawn Drive, #6-201                                    February 1, 1996
Honolulu, Hawaii  96822


                         FIRST PACIFIC MUTUAL FUND, INC.

          First Pacific Mutual Fund, Inc. (the Corporation) is a mutual fund, organized as a non-diversified open-end management investment company. In this Prospectus all references to any series of the Corporation will be called the "Fund" unless expressly noted otherwise. The Corporation offers two series of shares. Each Fund's net asset value will fluctuate.

          First Hawaii Municipal Bond Fund ("Bond Fund"). The objective of Bond Fund is to provide a high level of current income exempt from federal and Hawaii state income taxes, consistent with preservation of capital. The bond fund attempts to achieve its objective by investing primarily in a varied portfolio of investment grade municipal securities which pay interest exempt from federal and Hawaii income taxes.

          First Hawaii Intermediate Municipal Fund ("Intermediate Fund"). The objective of Intermediate Fund is to provide a high level of current income exempt from federal and Hawaii state income taxes, consistent with preservation of capital. The Intermediate Fund attempts to achieve its objective by investing primarily in a varied portfolio of investment grade municipal securities, with a dollar weighted average portfolio maturity of more than three years but not more than ten years which pay interest exempt from federal and Hawaii income taxes.

          First Pacific Management Corporation (the "Manager") manages each Fund's portfolio of investments.

          There is no sales load imposed at the time of purchase of a Fund's shares. (See "Purchasing Shares of the Fund.") Each Fund has adopted a distribution plan which provides that the Fund may spend up to .25% of its average daily net assets in connection with the distribution of Fund shares.

          This Prospectus sets forth the information about the Funds that a prospective investor should know before investing in a Fund. Please read and retain this Prospectus for future reference.

                              ---------------------


          A Statement of Additional Information, dated February 1, 1996, containing additional information about the Funds has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (808) 988-8088.


          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                            PAGE

FUND EXPENSE TABLE ...........................................................3

FINANCIAL HIGHLIGHTS..........................................................5

PROSPECTUS SUMMARY ...........................................................7

INVESTMENT OBJECTIVE AND POLICIES ............................................8

MUNICIPAL SECURITIES .........................................................9

INVESTMENT PRACTICES ........................................................10

PURCHASING SHARES OF THE FUND ...............................................11

DISTRIBUTIONS FROM THE FUND .................................................12

REDEMPTION OF SHARES ........................................................12

NET ASSET VALUE .............................................................14

TAX STATUS ..................................................................14

OFFICERS AND DIRECTORS ......................................................15

INVESTMENT MANAGER ..........................................................16

CUSTODIAN ...................................................................17

THE DISTRIBUTION PLAN .......................................................17

ALLOCATION OF BROKERAGE TRANSACTIONS ........................................18

SHAREHOLDER SERVICES AND REPORTS ............................................18

GENERAL INFORMATION AND HISTORY .............................................18

                    FIRST HAWAII MUNICIPAL BOND FUND EXPENSES

          The  following  table   illustrates  all  expenses  and  fees  that  a
shareholder of the Bond Fund will incur.

Shareholder Transaction Expenses
Sales Load Imposed on Purchases ...........................................None
Sales Load Imposed on Reinvested Dividends.................................None
Contingent Deferred Sales Load.............................................None
Redemption Fees............................................................None
Exchange Fees..............................................................None


Annual Operating Expenses
 (as a percentage of average net assets)
Management Expenses.....................................................  .50%
Shareholder Servicing Costs.............................................  .10
12b-1 Fees After Waiver................................................   .11 1
Other Expenses..........................................................  .26
                                                                          ---
       Total Operating Costs ............................................ .97% 2


          The purpose of this table is to assist the investor in understanding the various expenses that an investor in the Bond Fund will bear directly or indirectly. The expenses set forth above are based on actual amounts for the most recent fiscal year. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers.

          The following example illustrates the expenses that you would pay on $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Bond Fund charges no redemption fees of any kind.


         1 year            3 years            5 years            10 years
          $10                $31                $54                $119



This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.

--------


       1 The Fund's 12b-1 Plan provides that the Fund may incur costs not to exceed .25% per annum of the Fund's average net assets for the distribution of Fund shares. The Distributor has waived a portion of the Bond Fund's fees during the year ended 9/30/95. Such waivers may cease at anytime.

       2    Includes .02% custodian fees reduced through custodian arrangements.

                FIRST HAWAII INTERMEDIATE MUNICIPAL FUND EXPENSES

          The  following  table   illustrates  all  expenses  and  fees  that  a
shareholder of the Intermediate Fund will incur.

Shareholder Transaction Expenses
Sales Load Imposed on Purchases.............................................None
Sales Load Imposed on Reinvested Dividends..................................None
Contingent Deferred Sales Load..............................................None
Redemption Fees.............................................................None
Exchange Fees...............................................................None


Annual Operating Expenses
 (as a percentage of average net assets)
Management Expenses....................................................... .50%
Shareholder Servicing Costs............................................... .00
12b-1 Fees After Waiver................................................... .00 3
Other Expenses............................................................ .16
                                                                           ---
         Total Operating Costs After Waiver............................... .66%

          The Distributor has waived any 12b-1 fees for the year of operation ending July 1, 1996. Without such waiver the 12b-1 fee could be as high as .25% per annum and total operating costs could be as high as 1.00% per annum of the Intermediate Fund's average net assets.


          The purpose of this table is to assist the investor in understanding the various expenses that an investor in the Intermediate Fund will bear directly or indirectly. The expenses set forth above are based on estimated amounts for the current fiscal year. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers.

          The following example illustrates the expenses that you would pay on $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Intermediate Fund charges no redemption fees of any kind.


        1 year            3 years            5 years           10 years
         $7                 $21                $37                $82



This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.

--------

       3 The Fund's 12b-1 Plan provides that the Fund may incur costs not to exceed .25% per annum of the Fund's average net assets for the distribution of Fund shares. The Distributor has indicated it will waive a portion of the Intermediate Fund's fees during the period ending 7/1/96. Such waivers may cease at anytime.

                        First Hawaii Municipal Bond Fund

                              FINANCIAL HIGHLIGHTS


The financial highlights and ratios for the periods presented have been selected from the Fund's financial statements, which have been examined by Tait, Weller & Baker, independent certified public accountants, whose unqualified report thereon appears on the Fund's Annual Report to Shareholders for the year ended September 30, 1995. Such Financial statements and report are incorporated by reference in this Prospectus.



                                                                                                                November 23,
                                                                                                                1988 (a) to
                                                          ___________Years ended September 30,______________   September 30,
                                               1995       1994       1993       1992        1991        1990        1989
                                               ----       ----       ----       ----        ----        ----        ----
Net asset value
  Beginning of year                           $10.62     $11.48     $10.90      $10.47      $9.92       $10.25     $10.00
                                             -------    -------    -------     -------     -------     -------    -------

Income from investment
  operations
  Net investment income                          .55        .55        .58         .60        .62          .63        .53
  Net gain (loss) on securities
    (both realized and unrealized)               .31       (.80)       .60         .43        .55         (.24)       .25
                                             -------    -------    -------     -------     -------     -------    -------

    Total from investment operations             .86       (.25)      1.18        1.03       1.17          .39        .78

Less distributions
  Dividend from net investment income           (.55)      (.55)      (.58)       (.60)      (.62)        (.63)      (.53)
  Distributions from capital gains              (.09)      (.06)      (.02)         -          -            -          -
  Distributions from paid-in capital              -          -          -           -          -          (.09)        -
                                             -------    -------    -------     -------     -------     -------    -------
           Total distributions                  (.64)      (.61)      (.60)       (.60)      (.62)        (.72)      (.53)
                                             -------    -------    -------     -------     -------     -------    -------

  End of year                                 $10.84     $10.62     $11.48      $10.90     $10.47       $ 9.92     $10.25
                                             -------    -------    -------     -------     -------     -------    -------

Total return                                   8.42%    (2.18)%     11.11%      10.16%      12.11%       3.87%      8.15%

Ratios/Supplemental Data
 Net assets, end of year (in 000's)          $51,131    $52,230    $57,396     $39,291     $25,688     $14,792    $6,619

Ratio of expenses to average net assets
  Before expense reimbursements                 1.00%      .97%       .95%        .95%       1.01%       1.64%      2.22%(b)(c)
  After expense reimbursements                   .97%(A)   .95%       .95%        .95%        .91%        .83%       .54%(b)(c)

Ratio of net investment income
 to average net assets
  Before expense reimbursements                5.19%      4.99%      5.21%       5.67%       5.95%       5.35%      4.72%(b)(c)
  After expense reimbursements                 5.22%      5.01%      5.21%       5.67%       6.05%       6.16%      6.40%(b)(c)

Portfolio turnover                            17.08%     40.22%     27.77%      18.44%       7.28%      46.57%     21.91%

(A) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian arrangement were .95%. Prior to 1995, such reductions were reflected in the expense ratios. (a) Effective date of the Fund's initial registration under the Securities Act of 1933 as amended.
(b)  Annualized.
(c) Excludes taxes and tax reimbursements of 1.15% of average net assets on an annualized basis.

                    First Hawaii Intermediate Municipal Fund

                              FINANCIAL HIGHLIGHTS


The financial highlights and ratios for the period presented have been selected from the Fund's financial statements, which have been examined by Tait, Weller & Baker, independent certified public accountants, whose unqualified report thereon appears in the Fund's Annual Report to Shareholders for the year ended September 30, 1995. Such Financial statement and report are incorporated by reference in this Prospectus.



                                                                     Period
                                                                  July 5, 1994*
                                                     Year Ended        to
                                                   September 30,  September 30,
                                                         1995         1994


Net asset value
  Beginning of year                                    $4.99          $5.00
                                                       -----          -----

Income from investment
  operations
  Net investment income                                  .23            .05
 Net gain (loss) on securities
    (both realized and unrealized)                       .15         (  .01)
                                                       -----          -----

    Total from investment operations                     .38            .04

Less distributions
  Dividend from net investment income                   (.23)          (.05)
                                                       -----          -----
  End of year                                          $5.14          $4.99
                                                       -----          -----

Total return                                            7.86%           .72%

Ratios/Supplemental Data
 Net assets, end of year (in 000's)                    $4.760         $2,447
 Ratio of expenses to average net assets
  Before expense reimbursements                         1.90%          4.48% (a)
  After expense reimbursements                           .66% (b)         0% (a)

 Ratio of net investment income
  to average net assets
  Before expense reimbursements                         3.39%           .12% (a)
  After expense reimbursements                          4.63%          4.60% (a)

Portfolio turnover                                     10.04%             0%


(a)  Annualized.
(b) Ratios of expenses to average net assets after the reduction of custodian fees under a custodian arrangement were .64% Prior to 1995, such reductions were reflected in the expense ratios.

                                   PERFORMANCE

From time to time each Fund may advertise its total return and yield. The "total return" of a Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods or for the life of a Fund (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and a deduction of all nonrecurring charges deducted at the end of each period. Aggregate total return may also be presented for various periods; such return represents the cumulative change in value of an investment in each Fund for the specific period (reflecting changes in Fund share prices and assuming reinvestment of dividends and distributions). Total return may be quoted with or without giving effect to any voluntary expense limitations in effect for each Fund during the relevant period. The "yield" of each Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement (using the average number of shares entitled to receive dividends) by the maximum offering price per share on the last day of the period. The calculation includes among expenses of a Fund, for the purpose of determining net investment income, all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated. The yield formula provides for semi-annual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. Further information about the performance of a Fund is contained in each Fund's annual report to shareholders, which may be obtained without charge.

                               PROSPECTUS SUMMARY

Offering Price, Charge
and Minimum Purchase          The minimum initial investment is $1,000 with $100
                              minimum subsequent investments; less in certain circumstances. Shares are sold at net asset value.
                              See "Purchasing Shares of the Fund."

Investment Objective
and Policies                  Each Fund seeks to provide a high level of current
                              income exempt from federal and Hawaii state income
                              taxes,  consistent  with  preservation of capital.
                              There is no assurance  that this objective will be
                              achieved.  Each Fund will  invest  primarily  in a
                              varied   portfolio  of  investment   grade  Hawaii
                              municipal  securities.  The Intermediate Fund will
                              attempt  to achieve  its  objective  by  investing
                              primarily  in a  varied  portfolio  of  investment
                              grade   obligations  with  an  average   portfolio
                              maturity  of more  than  three  years but not more
                              than ten years. Each Fund will primarily invest in
                              municipal securities issued by or on behalf of the
                              State of Hawaii  and its  political  subdivisions,
                              agencies and instrumentalities, certain interstate
                              agencies  and  certain  territories  of the United
                              States.  Municipal  securities  include  municipal
                              bonds,  as well as shorter term  municipal  notes,
                              municipal leases, Zero coupon bonds,  pre-refunded
                              bonds, and tax exempt commercial paper. Individual
                              bonds could range in maturity from three months to
                              thirty-five  years.  The net asset value per share
                              may  increase or decrease  depending on changes in
                              interest  rates and other  factors  affecting  the
                              municipal  credit  markets.  Each  Fund  will  not
                              invest  more  than  10% in lower  rated  municipal
                              securities.   See   "INVESTMENT   OBJECTIVES   AND
                              POLICIES."

Risks and
Investment Practices          Subject to certain limitations, each Fund may lend
                              its   portfolio   securities,   and   enter   into
                              when-issued  or  delayed  delivery   transactions.
                              These investments
                              entail certain risks. Tax-exempt securities may be
                              adversely affected by local political and economic
                              conditions and developments within the State which
                              adversely   affect  issuers  of  such   tax-exempt
                              securities.  Adverse  conditions  in the  State of
                              Hawaii's  significant   industries  could  have  a
                              correspondingly adverse effect on specific issuers
                              within the State or on anticipated  revenue of the
                              State.  In  the  event  of  the  bankruptcy  of  a
                              borrower of Fund  portfolio  securities,  the Fund
                              could experience  delays in recovering  either the
                              securities  loaned or its cash. To the extent that
                              the value of the  securities  loaned has increased
                              or the value of the collateral  held by a Fund has
                              decreased,  the Fund could experience a loss. When
                              the  time   comes  to   receive   and  pay  for  a
                              when-issued  security,  the  security  may  have a
                              value  greater or less than a Fund's fixed payment
                              obligation.   See   "MUNICIPAL   SECURITIES"   and
                              "INVESTMENT PRACTICES."

Investment Manager            First  Pacific  Management   Corporation  is  each
                              Fund's Investment Manager. The Investment Manager was organized in 1988. The annual management fee is .50% of average daily net assets. The Manager also provides each Fund with certain shareholder services for an annual fee of .10% of average daily net assets.

Distributions from the Fund   Distributions   from  net  investment  income  are
                              declared daily and paid monthly. Capital gains, if any, are distributed annually. See "DISTRIBUTIONS
                              FROM THE FUND."

Redemption                    Shares  may be  redeemed  at net asset  value next
                              determined. Each Fund may require involuntary redemption of shares if the value of an account is less than $500. See "REDEMPTION OF SHARES."

Distribution Plan             Each  Fund and its  shareholders  have  adopted  a
                              distribution  plan  pursuant  to Rule 12b-1 of the
                              Investment Company Act of 1940 which provides that
                              the Fund may spend up to .25% of its average daily
                              net   assets  in   connection   with  the   Fund's
                              activities  as a  distributor  of its shares.  See
                              "THE DISTRIBUTION PLAN."

Transfer Agent                First Pacific Recordkeeping, Inc. See "SHAREHOLDER
                              SERVICES AND REPORTS."

                    The above is qualified in its entirety by
                   reference to the more detailed information
                     included elsewhere in this Prospectus.

                        INVESTMENT OBJECTIVE AND POLICIES

Each Fund's investment objective is to provide a high level of current income exempt from federal and Hawaii state income taxes, consistent with preservation of capital. There can be no assurance that a Fund will achieve its investment objective, which may be changed only with shareholder approval. The Intermediate Fund invests primarily in a portfolio of investment grade obligations with a dollar weighted average portfolio maturity of more than three years but not more than ten years. Generally speaking, intermediate bonds have less market fluctuation than long term bonds. However, intermediate bonds may have lower yields due to their shorter maturity. There is, of course, no assurance that the Fund's objective will be achieved.

Each Fund will generally invest its assets in a varied portfolio of investment grade municipal securities which are general obligation and revenue bonds and notes issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and instrumentalities, certain interstate agencies and certain territories of the United States, the interest on which, in the opinion of bond counsel or other counsel to the issuer of such securities, is exempt from federal and Hawaii state income taxes. In normal circumstances up to 100%, but not less than 80%, of a Fund's net assets will be invested in the foregoing types of municipal securities. The foregoing is a fundamental policy and cannot be changed without shareholder approval. Each Fund may invest up to 10% of its assets in bonds rated BB or Ba grade municipal securities. The lowest quality municipals in which each Fund will invest are those rated BB by S&P, Ba by Moody's or which are unrated, but judged by the Investment Manager to be of equivalent quality. (See "Municipal Securities-Medium and Lower Grade Municipal Securities" below.)

When the Investment Manager determines during periods of adverse market conditions including when Hawaiian tax exempt securities are unavailable, each Fund may invest up to 20% of the value of its net assets for temporary defensive purposes in money market instruments the interest of which may be subject to federal, state or local income tax.

                              MUNICIPAL SECURITIES

General

Municipal  securities  are  debt  obligations  issued  by or on  behalf  of  the government of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is generally exempt from the regular Federal income tax.

The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. "General obligation" bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" bonds are usually payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue bonds, the credit quality of which is normally directly related to the credit standing of the industrial user involved.

There are, in addition, a variety of hybrid and special types of municipal securities, including variable rate securities, municipal notes and municipal leases. Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to minimize fluctuations in values of the instruments. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Some municipal securities may not be backed by the faith, credit and taxing power of the issuer. Zero coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. Pre-refunded bonds are municipal bonds for which the issuer has previously provided money and/or securities to pay the principal, any premium and interest on the bonds to their maturity date or to a specific call date. A more detailed description of the types of municipal securities in which each Fund may invest is included in the Statement of Additional Information.

From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on income derived from municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax exempt interest dividends might be adversely affected. The Tax Reform Act of 1986 also limits the types and amounts of securities eligible to pay tax exempt interest, which may restrict the range of tax exempt securities available for investment by the Fund.

Investment  Grade  Municipal Securities

Each Fund will invest its assets primarily (up to 100% but not less than 90%), in securities which, at the time of purchase, are either rated within the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A and Baa) or Standard & Poor's Corporation ("S&P") (AAA, AA,A and BBB); or if unrated, are judged by the Investment Manager to be of comparable quality to such rated securities. Bonds which are rated Baa or BBB are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Although each Fund will invest primarily in investment grade municipal securities, from time to time each Fund may also invest in medium grade municipal securities and in lower grade municipal securities. The Investment Manager attributes to medium and lower quality obligations the same general characteristics as do rating services such as Standard & Poor's and Moody's.

Lower Grade Municipal Securities

Municipal securities which are in lower grade categories generally offer a higher current yield than is offered by municipal securities which are in the higher grade categories, but they also generally involve greater price volatility and greater credit and market risk. Lower grade municipal securities, including BB and Ba, are generally regarded as having predominantly speculative capacity to pay interest and repay principal in accordance with their terms. A more detailed description of the risks of investing in such municipal securities is set forth in the Statement of Additional Information.

Certain Considerations Regarding Hawaii Securities

The ability of each Fund to meet its objective is affected by the ability of municipal issuers to meet their payment obligations. There are additional risks associated with an investment which invests primarily in issues of one state. Since each Fund invests primarily in obligations of issuers located in Hawaii, the marketability, and market value of these obligations may be affected by certain Hawaiian constitutional provisions, legislative measures, executive orders, administrative regulations, and vote initiatives.


The Hawaiian economy is concentrated in tourism, agriculture, construction and military operations. Tourism is Hawaii's largest economic sector. In 1995, tourism rebounded from its 1992 - 1994 slump by posting a 3.2% increase in total visitor arrivals. Agriculture, dominated by the Hawaiian pineapple and sugar trade, has faced increased foreign competition. Agricultural production has become somewhat more diversified and includes cattle, poultry, vegetables, coffee, flowers and other nursery products.


Governmental activities, including activities usually administered on a municipal or county level such as public education, are the responsibility of the state. This concentration aggravates an otherwise high level of state debt obligations. The state General Fund has operated either within planned deficits or with ending fund balances since December 1962. Revenue is derived primarily from general excise taxes and individual and corporate income tax.

Hawaii's county governments may issue government obligation bonds. The counties have preferred to finance capital investment with cash of federal grants. As a result, relatively minimal amounts are charged to the county general obligation debt limit, which restricts local government indebtedness to not more than 15% of net assessed value of real property. In Hawaii, no city or other governmental units may issue bonds.

                              INVESTMENT PRACTICES

"When Issued" and "Delayed Delivery" Transactions

Each Fund may purchase and sell municipal securities on a "when issued" and "delayed delivery" basis. No income accrues to the Fund on municipal securities in connection with such transactions prior to the date the Fund actually takes delivery of and makes payment for such securities. These transactions are subject to market fluctuation; the value of the municipal securities at delivery may be more or less than their purchase price, and yields generally available on municipal securities when delivery occurs may be higher or lower than yields on the municipal securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or high-grade municipal portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase municipal securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered advisable. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.

Other Practices

The Bond Fund may invest in municipal bonds with a maturity range as long as 35 years. The Bond Fund will seek to invest in municipal bonds of such maturities that, in the judgment of the Fund and the Investment Manager, will provide a high level of current income consistent with liquidity requirements and market conditions.

Each Fund may borrow amounts up to 5% of its net assets (including reverse repurchase agreements) in order to pay for redemptions when liquidation of portfolio securities is considered disadvantageous or inconvenient and may pledge up to 10% of its net assets to secure such borrowing.

It is possible that a Fund will invest more than 25% of its assets in a particular segment (bonds financing similar projects such as utilities or hospitals) of the municipal bond market. (An investment of more than 25% of assets in a particular segment of the municipal bond market differs from an investment (i.e., concentration) of more than 25% of assets in a single industry.) In such circumstances, economic, business, political or other changes affecting one bond might also affect other bonds in the same segment, thereby potentially increasing market risk with respect to the bonds in such segment. Such changes could include, but are not limited to, proposed or suggested legislation involving the financing of projects within such segments, declining markets or needs for such projects and shortages or price increases of materials needed for such projects.

Each Fund intends to invest its assets in a varied portfolio in order to reduce the impact on the Fund of any loss on a particular portfolio security. However, in order to attain economies of scale at relatively low asset size. Each Fund may invest more than 5% of its assets in at least five issuers and may invest as much as 50% of its assets in as few as two issuers. With respect to the remaining 50% of its assets, it may invest no more than 5% in the securities of one issuer. Thus, each Fund's investments may be diversified among fewer issuers than if it were a diversified fund and, if so, the Fund's net asset value may increase or decrease more rapidly than a diversified fund if these securities change in value.

                         PURCHASING SHARES OF THE FUNDS


The Funds' shares are continuously offered through First Pacific Securities (the "Distributor"), 2756 Woodlawn Drive, #6-210, Honolulu, Hawaii 96822. The Distributor is a wholly owned subsidiary of the Fund's Investment Manager.

The minimum initial investment to open an account is $1,000, and the minimum subsequent investment is $100. Shares in each Fund may be purchased from the Distributor or from members of the National Association of Securities Dealers who have sales agreements with the Distributor. Direct purchase orders may be made by submitting a check or wiring funds and in the case of a new account, a completed application to the Fund's transfer agent, First Pacific Recordkeeping, Inc. ("Transfer Agent") at the following address: First Pacific Recordkeeping, Inc., 2756 Woodlawn Drive, #6-201, Honolulu, Hawaii, 96822. For subsequent investments, the stub from the bottom of the shareholder confirmation should be sent along with the check.


All orders for the purchase of shares are subject to acceptance or rejection by the Corporation or by the Distributor. Direct purchase orders received by the Transfer Agent by 4:00 p.m., New York City time, are confirmed at that day's public offering price. Direct purchase orders received by the Transfer Agent after 4:00 p.m. are confirmed at the public offering price next determined on the following business day. Should an order to purchase shares be canceled because an investor's check does not clear, the investor will be responsible for any resulting losses or fees incurred in that transaction.

The issuance of shares is recorded on the books of each Fund in full and fractional shares carried to the third decimal place. To avoid additional operating costs, and for investor convenience, share certificates will no longer be issued. Each Fund's shares are offered at the net asset value next computed after the Transfer Agent receives a check and order to purchase from an investor's securities dealer or broker or directly from the investor. There is no sales load imposed on purchases of Fund shares at the time of purchase.

Investors will be entitled to begin receiving dividends on such shares on the next business day after the Fund receives good funds for such order. It is the responsibility of an investor, or an investor's broker or dealer, to promptly forward payment to the Corporation for shares being purchased.

In-Kind Purchases

Under certain circumstances, an investor may purchase a Fund's shares by delivering to the Fund securities eligible for the Fund's portfolio. All in-kind purchases are subject to prior approval by the Manager. Prior to sending securities to a Fund with a purchase order, investors must contact the Manager ((808)599-2400) for verbal approval of the in-kind purchase. Acceptance of such securities will be at the discretion of the Manager based on its judgment as to whether, in each case, acceptance of the securities will allow the Fund to acquire the securities at no more than the cost of acquiring them through normal channels. Fund shares purchased in exchange for securities are issued at the net asset value next determined after receipt of securities and the purchase order. Securities accepted for in-kind purchases will be valued in the same manner as portfolio securities, described below under "Net Asset Value," at the value next determined after receipt of the purchase order. Approval by the Manager of in-kind purchases will not delay valuation of the securities accepted for in-kind purchases or fund shares issued in exchange for such securities. The in-kind exchange, for tax purposes, constitutes the sale of one security and the purchase of another. The sale may involve either a capital gain or loss to the shareholder for federal income tax purposes.

                          DISTRIBUTIONS FROM THE FUNDS

Each Fund will declare distributions on a daily basis and will pay such distributions on a monthly basis. Each Fund will also make distributions to investors of its net realized capital gains, if any, annually. The monthly distribution is composed of all or a portion of investment income earned by a Fund, less the Fund's expenses. Capital gains distributions consist of a Fund's realized gain on transactions in securities and in futures and options hedging transactions, net of any realized capital losses, less any carryover capital losses from previous years.

Each Fund will automatically credit monthly distributions and any annual net long-term capital gain distributions to an investor's account in additional shares of the Fund valued at net asset value, unless an investor elects otherwise to the Fund's transfer agent. This election must be made by writing to the Transfer Agent. If an investor elects to change the method of distribution, such change will be effective only with regard to distributions for which the payment date is seven or more business days after the Transfer Agent has received the request.

                              REDEMPTION OF SHARES

Written Redemption Request


Investors may redeem shares at any time by mailing a written redemption request in proper form to the Transfer Agent. This request should be sent to First Pacific Recordkeeping, Inc., 2756 Woodlawn Drive, #6-201, Honolulu, HI 96822. The request should indicate the amount to be redeemed, identify the account number and be signed exactly as the shares are registered. If the amount being redeemed is in excess of $50,000, or if proceeds are to be sent to anyone other than the registered shareholder or address of record, signature(s) must be guaranteed by an acceptable financial institution such as a bank, savings and loan association, trust company credit union, broker, dealer, registered securities association and clearing agency. From time to time, the Transfer
Agent in its discretion may waive any or certain of the foregoing requirements in particular cases. Investors will receive the net asset value per share next computed after the Transfer Agent receives the redemption request in proper form.


Telephone Redemptions


Investors who have previously established the telephone redemption privilege may sell shares by calling the Transfer Agent at (808) 988-8088 before 4:00 p.m. Eastern time to request a redemption. Prior to redeeming shares by telephone the "Redemption Instructions" section of either the Account Application or Expedited Telephone Redemption and Exchange Request Form (the "Authorization") must be completed and on file with the Transfer Agent. The signature(s) on the Authorization must be guaranteed by an acceptable financial institution such as a bank, savings and loan association, trust company, credit union, broker, dealer, registered securities association and clearing agency unless the Authorization is completed at the time an account is originally established. A redemption requested by telephone will be processed at the net asset value next determined after receipt of the request. The proceeds would then be made payable to the registered shareowner(s) and mailed to the address registered on the account or wired to a bank, as requested on the Authorization. Investors cannot redeem shares by telephone if stock certificates are held for those shares. In addition, this service is not available with respect to shares purchased by check until 15 days after purchase.


By utilizing the telephone redemption service, an investor authorizes the Transfer Agent or its agent to act upon the instructions of any person by telephone to redeem shares for any account for which such service has been authorized to the address of record of such account. Each Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification at the time an account is opened and prior to effecting each transaction request by telephone. In addition, investors may be required to provide additional telecopied written instructions of such transaction requests. A Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Transfer Agent does not employ these procedures. Neither the Funds nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine. To change the name of the commercial bank or the account designated to receive redemption proceeds, a written request must be sent to the Fund at the Corporation's address. Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed. This service may be amended or terminated at any time by the Transfer Agent or the Fund.

General

Whether shares are redeemed by a Fund or sold through a securities dealer, a check for the proceeds (net of any required tax withholding) ordinarily will be mailed to investors or their dealer as the case may be within five business days after a redemption request or repurchase order and stock certificates (if any) are received in proper form as set forth above. Wire transfers from a Fund of redemption proceeds, in the manner described above, ordinarily will be transmitted to the investor within two business days. If any shares are redeemed or repurchased shortly after purchase, the Funds will not mail the proceeds until checks received for the purchase of shares have cleared, which may take 10 days or more. The proceeds, of course, may be more or less than the cost of the shares.

The right of redemption by a Fund may be suspended or the date of payment postponed for more than seven days during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), when an emergency exists as defined by rules and regulations of the Securities and Exchange Commission, or during any period when the Securities and Exchange Commission has by order permitted such suspension or postponement.

Each Fund reserves the right to redeem an investor's account where the account is worth less than $500. Each Fund will advise the shareholder of such intention in writing at least sixty (60) days prior to effecting such redemption, during which time the shareholder may purchase additional shares in an amount necessary to bring the account back to $500. The Funds will not redeem an investor's account which is worth less than $500 solely on account of a market decline.

                                 NET ASSET VALUE

The net asset value per share for each Fund is determined by calculating the total value of the Fund's assets, deducting its total liabilities, and dividing the result by the number of shares outstanding. The net asset value is computed once daily as of 4:00 p.m. Eastern time, Monday through Friday, except on customary business holidays, or except on any day on which no purchase or redemption orders are received, or there is not a sufficient degree of trading in a Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. Each Fund reserves the right to calculate the net asset value and to adjust the public offering price based thereon more frequently than once a day if deemed desirable.

Fixed income securities are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Directors of the Fund. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost when it is determined by First Pacific's Board of Directors that amortized cost is the fair value of such securities. Other assets are valued at fair value as determined in good faith by the Directors.

                                   TAX STATUS

Federal Taxes

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). In each year a Fund so qualifies and distributes to its shareholders substantially all of its net investment income and net capital gains, if any, in the manner required by the Code, it will not be required to pay federal income taxes, except to the extent that its taxable income is not distributed.

If, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's total assets consists of obligations exempt from federal income tax ("tax-exempt obligations"), the Fund will be qualified to pay exempt interest dividends to its shareholders to the extent of its tax-exempt interest income (less expenses applicable thereto). Exempt interest dividends may be treated by shareholders as interest excludable from their gross income for federal income tax purposes, but may be taxable distributions for state and local tax purposes. Exempt interest dividends are included, however, in determining what portion, if any, of a person's social security benefits will be includable in gross income subject to federal income tax. Interest with respect to indebtedness incurred or continued by a shareholder to purchase or carry shares of a Fund is not deductible to the extent of the exempt interest dividends received from a Fund.

Distributions of a Fund's taxable income and net short-term capital gains, if any, are taxable to shareholders at ordinary income rates. Distributions of a Fund's net long-term capital gains ("capital gains dividends"), if any, are taxable to shareholders at the rates applicable to long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Each Fund will inform shareholders of the source and tax status of such distributions promptly after the close of each calendar year. Interest on certain "private activity" obligations issued after August 7, 1986 will give rise to an item of tax preference which may cause a shareholder to be subject to (or result in an increased liability under) the alternative minimum tax. Distributions from the Funds will not be eligible for the 70% dividends received deduction for corporations because none of the Funds' net income will arise from dividends on common or preferred stock.

Redemption or resale of shares of the Funds will be a taxable transaction for federal income tax purposes, and shareholders will recognize gain or loss in an amount equal to the difference between their basis in their shares of the Fund and the amount received. Assuming that such shares are held as a capital asset, the gain or loss will be a capital gain or loss and will generally be long-term if such shareholders have held their shares for more than one year. Any loss on shares held for six months or less will be disallowed to the extent of any exempt interest dividends received with respect to such shares. If such loss is not entirely disallowed, it will be treated as a long-term capital loss to the extent of any capital gains dividends received (or deemed to have been received) with respect to such shares.

Distributions of a Fund's taxable income and net capital gains, if any, will be taxable as described above, whether received in shares of the Fund or in cash. Shareholders who receive distributions in the form of additional shares will have a basis for federal income tax purposes in each such share equal to the value thereof on the reinvestment date.

In order to avoid a 4% excise tax on "spillover dividends," each Fund will be required to distribute by December 31 of each year at least 98% of its net investment income for such year and at least 98% of its capital gain net income (computed on the basis of the one-year period ending on October 31 of such year), plus any required distribution amounts that were not distributed in previous tax years. Dividends that are declared by a Fund in December of any year and that are actually paid before the following February to shareholders of record on a specified date in December will be treated for tax purposes as having been distributed to, and received by, shareholders in December.

Each Fund is required, in certain circumstances, to withhold 31% of taxable dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) or who are otherwise subject to backup withholding. In addition, each Fund is required, in certain circumstances, to withhold up to 30% of dividends paid to nonresident aliens.

Hawaii Tax Status

Shareholders of each Fund who are subject to Hawaii income taxes will not be subject to Hawaii income taxes on the Fund's dividends to the extent that such dividends qualify as either (1) exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Internal Revenue Code of 1986, which are derived from interest on tax-exempt obligations of the State of Hawaii or any of its political subdivisions or on obligations of the possessions or territories of the United States (such as Puerto Rico, Virgin Islands or Guam) that are exempt from federal income tax or (2) dividends derived from interest or dividends on obligations of the United States and its possessions or on obligations or securities of any authority, commission or instrumentality of the United States included in federal adjusted gross income but exempt from state income taxes under the laws of the United States. To the extent that a Fund's distributions are attributable to sources not described in the preceding sentences, such as long or short term capital gains, such distributions will not be exempt from Hawaii income tax.

Interest on Hawaiian Obligations, tax-exempt obligations of states other than Hawaii and their political subdivisions, and obligations of the United States or its possessions is not exempt from the Hawaii Franchise Tax. This tax applies to banks, building and loan associations, industrial loan companies, financial corporations, and small business investment companies.

Persons or entities who are not Hawaii residents should not be subject to Hawaii income taxation on dividends and distributions made by the Fund but may be subject to other state and local taxes.

Each Fund will notify its shareholders within 45 days after the close of the year as to the interest derived from Hawaii obligations and exempt from Hawaii income tax.

The tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the federal, state, local, foreign and other tax consequences to them of any investment in the Funds, including the effects of any changes, including proposed changes, in the tax laws.

                             OFFICERS AND DIRECTORS

The officers of the Fund manage its day-to-day operations. The Fund's manager and its officers are subject to the supervision and control of the Board of Directors under the laws of Maryland. A list of the directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years is set forth in the "Statement of Additional Information."

                               INVESTMENT MANAGER


First Pacific Management Corporation (the "Manager"), 2756 Woodlawn Drive, #6-201, Honolulu, Hawaii 96822, was founded in 1988, organized the Fund in 1988, and acts as its manager. The Manager manages the investment of the assets of each Fund, provides the Fund with investment research and administers the Fund's daily business affairs. The Manager engages in a continuous review and analysis of state and local economic conditions and trends and governmental activities related to the issuance of state and local debt obligations. The Manager provides portfolio research and services. The Manager is responsible for evaluating the portfolio and overseeing its performance. First Pacific
Management Corporation provides or pays the cost of certain management, supervisory and administrative services required in the normal operation of the Corporation. This includes investment management and supervision; remuneration of directors, officers and other personnel; rent; and such other items that arise in daily corporate administration. Daily corporate administration includes the coordination and monitoring of any third parties furnishing services to each Fund, providing the necessary office space, equipment and personnel for such Fund business and assisting in the maintenance of the Fund's federal registration statement and other documents required to comply with federal and state law. Not considered normal operating expenses, and therefore payable by each Fund, are organizational expenses, custodian fees, shareholder services and transfer agency fees, taxes, interest, governmental charges and fees, including registration of the Fund and its shares with the Securities and Exchange Commission and the Securities Departments of the various States, brokerage costs, dues, and all extraordinary costs and expenses including but not limited to legal and accounting fees incurred in anticipation of or arising out of litigation or administrative proceedings to which the Fund, its directors or officers may be subject or a party thereto. As compensation for the services provided by First Pacific Management Corporation, each Fund pays the Manager a fee at the annual rate of .50 of one percent (.50%) of its average daily net assets. Each Fund paid the Manager .50% of average net assets in compensation for the fiscal year ended September 30, 1995.


The Manager may voluntarily reimburse expenses such that it will waive a portion of its fees or reimburse a Fund for its other expenses to the extent required to meet any applicable state expense limitation or to maintain a certain voluntary maximum annual expense ratio for the Fund. Any such expense limitation would reduce the Fund's expenses and increase its yield.

Certain officers and directors of the Fund are also officers or directors, or both, of First Pacific Management Corporation. Terrence K.H. Lee, President of the Fund and the Manager, owns 58% of the stock of the Manager. The stock of the Manager owned by Mr. Lee and by other stockholders who are not controlling persons is subject to certain agreements providing for rights of first refusal as to such stock.


All investment decisions are made by a committee and no person is primarily responsible for making recommendations to that committee.

In 1995, a moderately expanding economy, modest demands for debt and the expectations of a slower climb in prices and unit labor costs led to a substantial drop in long term interest rates. Given these conditions and expectations, the primary investment strategy of the Fund's investment manager was to lengthen the average maturity of the portfolio in order to capture prospective increases in bond prices. The Fund emphasized purchases of twenty year high quality bonds. The decline in interest rates, coupled with the strategy of lengthening portfolio maturities, was the primary factor producing the past year's performance results.


Management Agreement

Subject to the authority of the Board of Directors of the Corporation, the Manager and the Corporation's officers will supervise and implement each Fund's investment activities. The Manager implements the investment program of the Funds and the composition of its portfolio on a day-to-day basis.

The current Management Agreement between the Bond Fund and First Pacific Management Corporation was approved by the shareholders of the Fund at a meeting called for such purpose on May 14, 1991. The

Management Agreement between the Intermediate Fund and the Manager was approved in 1994 by the Fund's initial shareholder. Each Agreement continues in effect for an initial two-year period and thereafter for successive annual periods, so long as such continuance is specifically approved at least annually by the Board of Directors of the Corporation or by a vote of the majority of the outstanding voting securities of the Fund, and, provided also that such continuance is approved by a vote of the majority of the directors who are not parties to the Agreements or interested persons of any such party at a meeting held in person and called specifically for the purpose of evaluating and voting on such approval. The Agreement provides that either party may terminate by giving the other not more than sixty days nor less than thirty days written notice. The Agreement will terminate automatically if assigned by either party.


                                    CUSTODIAN

Bank of California of San Francisco, California is the custodian of the assets of each Fund.

                              THE DISTRIBUTION PLAN

Each Fund has adopted a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 which provides that the Fund may spend up to .25% per year of its average daily net assets in connection with the Fund's activities as a distributor of its shares. The Board of Directors determined that each Distribution Plan is in the best interests of the shareholders. Pursuant to the Distribution Plan, each Fund has entered into a Distribution Agreement with First Pacific Securities (the "Distributor"), to serve as the distributor of each Fund's shares. Under the Distribution Plan, each Fund will pay the Distributor for expenditures which are primarily intended to result in the sale of the respective Fund's shares such as advertising, marketing and distributing the Fund's shares and servicing Fund investors, including payments for reimbursement of and/or compensation to brokers and dealers.


During the initial term of the Distribution Agreement the amounts payable to the Distributor under the Distribution Plan may not fully reimburse the Distributor for its actual distribution related expenses. The Distributor expects to recover such excess amounts through its normal fees under the Distribution Plan in later years. The Funds are not legally obligated to repay such excess amounts or any interest thereon, or to continue the Distribution Plan for such purpose. Distribution Plan payments are subject to limits under the rules of the National Association of Securities Dealers.


Each Plan provides that the Distributor must submit quarterly reports to the Board of Directors of the Corporation setting forth all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Directors.


Each Distribution Plan provides that it will continue in full force and effect if ratified at the first meeting of Fund shareholders, and thereafter from year to year so long as such continuance is specifically approved by a vote of the Directors, and also by a vote of the disinterested Directors, cast in person at a meeting called for the purposes of voting on the Distribution Plan. The
Distribution Plan for each fund was approved by the Fund's shareholders. The Distribution Plans may not be amended to increase materially the amount to be spent for the services described therein without approval by a vote of a majority of the outstanding voting shares of the respective Fund, and all material amendments of a Distribution Plan must be approved by the Directors and also by the disinterested Directors. Each Distribution Plan may be terminated at any time by a vote of a majority of the disinterested Directors or by a vote of a majority of the outstanding voting shares of the respective Fund.

While a Distribution Plan is in effect, selection of the nominees for disinterested directors is committed to the discretion of the disinterested directors.

                      ALLOCATION OF BROKERAGE TRANSACTIONS

In effecting purchases and sales of each Fund's portfolio securities, the Manager and the Fund may place orders with and pay brokerage commissions to brokers, including brokers which may be affiliated with the Fund, the Manager, the Distributor or dealers participating in the offering of the Fund's shares. In addition, in selecting among firms to handle a particular transaction, subject to best price and execution, the Manager and the Funds may take into account whether the firm has sold or is selling shares of the Funds.

                        SHAREHOLDER SERVICES AND REPORTS

First Pacific Recordkeeping, Inc., transfer agent for the Fund, performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. The Transfer Agent also provides personal services to shareholders of each Fund pursuant to the Shareholder Services Agreement. Services provided pursuant to this Agreement include telephone and written communications with shareholders pertaining to changing dividend payment options, account designations and addresses, transfers, purchase and redemption transactions and general maintenance of shareholder relations. The Shareholder Service Agreement does not duplicate services provided under the Transfer Agent Agreement, such as maintenance of shareholder accounts and records, or effectuating redemptions, transfers or opening shareholder accounts. Clerical services provided by the Transfer Agent on behalf of the Funds under the Shareholder Services Agreement include personnel as needed, equipment and supplies, to respond to and process the shareholder inquiries. Bookkeeping services provided by the Transfer Agent on behalf of the funds pursuant to this Agreement, are generally limited to records of transactions and expenditures originating with the Transfer Agent in connection with providing supplemental shareholder services and maintaining shareholder relations and communications. As compensation for its clerical, bookkeeping and shareholder services, the Transfer Agent receives a fee, computed daily and payable monthly, at an annualized rate of .10% of the Fund's average daily net assets.

When an initial investment is made in the Fund, an account will be opened for each investor on the Fund's books and investors will receive a confirmation of the opening of the account. Investors will receive monthly statements giving details of all activity in their account during the month and will also receive a statement whenever an investment or withdrawal is made in or from their account. Information for federal income tax purposes will be provided at the end of the year.

First Pacific Recordkeeping, Inc. also provides fund accounting services for the Intermediate Fund pursuant to a Fund Accounting Agreement.

                         GENERAL INFORMATION AND HISTORY

First Pacific Mutual Fund, Inc. was incorporated in Maryland on July 8, 1988 and has a present authorized capitalization of 100,000,000 shares of $.01 par value common stock, of which, 20,000,000 shares have been allocated to each Fund. All shares have like rights and privileges. Each full and fractional share, when issued and outstanding, has (1) equal voting rights with respect to matters which affect the respective Fund, and (2) equal dividend, distribution and redemption rights to assets of the respective Fund. Shares when issued are fully paid and nonassessable. The Corporation may create other series of stock but will not issue any senior securities. Shareholders do not have pre-emptive or conversion rights. These shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors, if they choose to do so, and in such event, the holders of the remaining less than 50% of the shares voting will not be able to elect any Directors. The Corporation is not required to hold a meeting of shareholders each year. The Fund intends to hold annual meetings when it is required to do so by the Maryland General Corporate Law or the Investment Company Act of 1940. Shareholders have the right to call a meeting to consider the removal of one or more of the Directors and will be assisted in Shareholder communication in such matter.

The Fund may use "First Pacific" in its name so long as First Pacific Management Corporation or an affiliate thereof, acts as its investment manager.

This prospectus omits certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. These items may be inspected at the offices of the Commission or obtained from the Commission upon payment of the fee prescribed.


Shareholder inquiries should be directed to: First Pacific Securities, 2756 Woodlawn Drive #6-201, Honolulu, Hawaii 96822.

INVESTMENT MANAGER
First Pacific Management Corporation
2756 Woodlawn Drive, #6-201
Honolulu, Hawaii  96822

DISTRIBUTOR
First Pacific Securities, Inc.
2756 Woodlawn Drive, #6-201
Honolulu, Hawaii  96822


CUSTODIAN
Bank of California
San Francisco, California

LEGAL COUNSEL TO FUND
Stradley, Ronon, Stevens & Young
2600 One Commerce Square
Philadelphia, Pennsylvania  19103-7098

INDEPENDENT AUDITORS
Tait, Weller & Baker
Two Penn Center Plaza, Suite 700
Philadelphia, Pennsylvania  19102


TRANSFER AGENT
First Pacific Recordkeeping, Inc.
2756 Woodlawn Drive, #6-201
Honolulu, HI  96822


LEGAL COUNSEL TO INVESTMENT MANAGER
Goodsill Anderson Quinn & Stifel
1099 Alakea Street, Suite 1800
Alii Place
Honolulu, Hawaii  96813

                         FIRST PACIFIC MUTUAL FUND, INC.

                   FIRST HAWAII MUNICIPAL BOND FUND SERIES AND

                 FIRST HAWAII INTERMEDIATE MUNICIPAL FUND SERIES

                       STATEMENT OF ADDITIONAL INFORMATION

          First Pacific Mutual Fund, Inc. (the "Corporation") is a series investment company organized as a Maryland corporation. In this Statement of Additional Information all references to any series of the Corporation will be called the "Fund" unless expressly noted otherwise. First Hawaii Municipal Bond Fund (the "Bond Fund") is the first series of the corporation. First Hawaii Intermediate Municipal Fund (the "Intermediate Fund") is the second series of the corporation. Each Fund is a non-diversified, open-end management investment company whose investment goal is to provide investors with as high a level of income exempt from federal income taxes and Hawaii personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. The Intermediate Fund will attempt to achieve its objective by investing primarily in a varied portfolio of investment grade obligations with a dollar weighted average portfolio maturity of more than three years but not more than ten years. The Fund's portfolio is managed by First Pacific Management Corporation (the "Manager").


          This Statement of Additional Information is not a prospectus but should be read in conjunction with the Fund's Prospectus dated February 1, 1996, (the "Prospectus"). A copy of the Prospectus may be obtained without charge by calling (808) 988-8088.


          The Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. This omitted information may be obtained from the Commission upon payment of the fee prescribed, or inspected at the Commission's office at no charge.

                                TABLE OF CONTENTS

Investment Policies and Restrictions .........................................2
Additional Investment Considerations .........................................4
Description of Municipal Securities Ratings .................................11
Officers and Directors ......................................................15
Custodian ...................................................................16
Fund Accounting .............................................................16
Independent  Auditors .......................................................16
Investment Management .......................................................16
Portfolio Transactions ......................................................17
The Distributor .............................................................18
Transfer Agent ..............................................................19
Performance .................................................................19


This Statement of Additional Information is dated February 1, 1996.

                      INVESTMENT POLICIES AND RESTRICTIONS

          The investment objective of each Fund is to provide investors with as high a level of income exempt from federal income taxes and Hawaii personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. The Intermediate Fund will attempt to achieve its objective by investing primarily in a varied portfolio of investment grade obligations with a dollar weighted average portfolio maturity of more than three years but not more than ten years. Each Fund will primarily invest its assets in obligations issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and certain territories of the United States, the interest on which is exempt from federal and Hawaii state income taxes in the opinion of counsel.

          Fundamental investment restrictions limiting the investments of each Fund provide that each Fund may not:

          1. Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, except that with respect to 50% of the Fund's total assets up to 25% may be invested in one issuer.

          2. Invest more than 25% of its assets in a single industry. (As described in the Prospectus, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry.)

          3. Borrow money, except for temporary purposes from banks or in reverse repurchase transactions as described in the Statement of Additional Information and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowing (including bank borrowing and reverse repurchase transactions) may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into "when issued" and "delayed delivery" transactions as described in the Prospectus.

          4. Make loans, except to the extent obligations in which the Fund may invest in are considered to be loans.

          5. Buy any securities "on margin." The deposit of initial or maintenance margin in connection with municipal bond index and interest rate futures contracts or related options transactions is not considered the purchase of a security on margin.

          6. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures or index contracts or related options, except as described, from time to time, under the heading "Investment Practices" in the Prospectus.

          7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

          8. Purchase any illiquid assets, including any security which is restricted as to disposition under federal securities laws or by contract ("restricted securities" or which is not readily marketable), if as a result of such purchase more than 15% of the Fund's total assets would be so invested.

          9.  Make  investments  for  the  purpose  of  exercising   control  or
participation in management.

          10. Invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition and except that the Fund may temporarily invest up to 10% of the value of its assets in Hawaii tax exempt money market funds for temporary defensive purposes, including when acceptable investments are unavailable. Such tax exempt fund investments will be limited in accordance with Section 12(d) of the 1940 Act.

          11. Invest in equity, interests in oil, gas or other mineral exploration or development programs.

          12. Purchase or sell real estate, commodities or commodity contracts, except to the extent the municipal securities the Fund may invest in are considered to be interests in real estate, and except to the extent the options and futures and index contracts the Fund may invest in are considered to be commodities or commodities contracts.

The Funds may not change any of these investment restrictions without the approval of the lesser of (i) more than 50% of the respective Fund's outstanding shares or (ii) 67% of the respective Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy. As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, a Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.

          Frequent portfolio turnover is not anticipated. Each Fund anticipates that the annual portfolio turnover rate of the Fund will be less than 100%. Each Fund will not seek capital gain or appreciation but may sell securities held in its portfolio and, as a result, realize capital gain or loss. Sales of portfolio securities will be made for the following purposes: in order to eliminate unsafe investments and investments not consistent with the preservation of the capital or tax status of the respective Fund; honor redemption orders, meet anticipated redemption requirements and negate gains from discount purchases; reinvest the earnings from portfolio securities in like securities; or defray normal administrative expenses.

                      ADDITIONAL INVESTMENT CONSIDERATIONS

          Municipal Securities. Municipal securities include long-term obligations, which are often called municipal bonds, as well as shorter term municipal notes, municipal leases, and tax-exempt commercial papers. Under normal market conditions, longer term municipal securities have greater price fluctuation than shorter term municipal securities, and therefore the
Intermediate Fund generally expects to invest in obligations with a dollar weighted average portfolio maturity of more than three years but not more than ten years. The two principal classifications of municipal bonds are "general obligation" and "revenue" or "special obligation" bonds, which include "industrial revenue bonds." General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source such as from the user of the facility being financed. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation certificate in any of the above. Some municipal leases and participation certificates may not be considered readily marketable. The "issuer" of municipal securities is generally deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the nongovernmental user of a facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantee of such payment obligations, of the municipal securities. Zero coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Inverse floaters are types of derivative municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward)), and this optional conversion feature may provide a partial hedge against rising interest rates if exercised at an opportune time. Pre-refunded bonds are municipal bonds for which the issuer has previously provided money and/or securities to pay the principal, any premium, and the interest on the bonds to their maturity date or to a specific call date. The bonds are payable from principal and interest on an escrow account invested in U.S. government obligations, rather than from the usual tax base or revenue stream. As a result, the bonds are rated AAA by the rating agencies.

          Each Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity payment in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the note holders the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals. There generally is no secondary market for these notes, although they are redeemable at face value. Each note purchased by the Fund will meet the criteria established for the purchase of municipal securities.


          Medium and Lower Grade Municipal Securities. Municipal securities which are in the medium and lower grade categories generally offer a higher current yield than is offered by municipal securities which are in the high grade categories, but they also generally involve greater price volatility and greater credit and market risk. Credit risk relates to the issuer's ability to make timely payment of principal and interest when due. Market risk relates to the changes in market value that occur as a result of variation in the level of prevailing interest rates and yield relationships in the municipal securities market. Generally, prices for longer maturity issues tend to fluctuate more than for shorter maturity issues. Accordingly, the Intermediate Fund will invest in obligations with a dollar weighted average portfolio maturity of more than three years but not more than ten years. Additionally, the Fund will seek to reduce risk through portfolio diversification, credit analysis, and attention to current developments and trends in the economy and financial and credit markets.


          Many issuers of medium and lower grade municipal securities choose not to have a rating assigned to their obligations by one of the rating agencies; hence each Fund's portfolio may at times contain unrated securities. Unrated securities may carry a greater risk and a higher yield than rated securities. Although unrated securities are not necessarily lower quality, the market for them may not be so broad as for rated securities. Each Fund will purchase only those unrated securities which the Investment Manager believes are comparable to rated securities that qualify for purchase by the respective Fund.

          Hawaii Bonds. Four types of Hawaii bonds have been authorized for issuance (bonds, notes and other instruments of indebtedness). They are:

          1. General Obligation bonds (all bonds for the payment of the principal and interest of which the full faith and credit of the State or a political subdivision are pledged and, unless otherwise indicated, including reimbursable general obligation bonds);

          2. Bonds issued under special improvements statutes;

          3. Revenue bonds or bond anticipation notes (all bonds payable from revenues, or user taxes, or any combination of both, of a public undertaking, improvement, system or loan program); and

          4. Special purpose revenue bonds (all bonds payable from rental or other payments made or any issuer by a person pursuant to contract and security) including anti-pollution revenue bonds. Such bonds shall only be authorized or issued to finance manufacturing, processing or industrial enterprise facilities, utilities serving general public, health care facilities provided to the general public by not-for-profit corporations or low and moderate income governmental housing programs.

          All bonds other than special purpose revenue bonds may be authorized by a majority vote of the members of each House of the State Legislature. Special purpose revenue bonds may be authorized by two-thirds vote of the members of each House of the State Legislature.

          The constitutional limitation on issuance of State general obligation bonds is the amount of bonds outstanding that would cause the debt service (principal and interest payable on such bonds, (either the higher or the current projected debt service )) to exceed 18 1/2% of the average net general fund revenues of Hawaii in the three fiscal years just preceding such issuance (general fund revenue excludes grants from the federal government and receipts excluded in computing the total State debt). This limitation on the power of the State to incur indebtedness, applies only to the issuance of general obligation bonds, is computed at the time of issuance and includes only issued general obligation bonds.

          Because the Portfolio will ordinarily invest 80% or more of its net assets in Hawaii obligations, it is more susceptible to factors affecting Hawaii issuers than is a comparable municipal bond fund not concentrated in the obligations of issuers located in a single state.

          The Hawaiian economy is concentrated in tourism, agriculture, construction and military operations. Tourism is Hawaii's largest economic sector. In 1992, due largely to the recession in the U.S., total visitor arrivals to the State fell 5.2% from 1991. This trend continued in 1993, with a drop in total visitor arrivals of 6.0% from 1992 figures. There appears to be a rebound in visitor arrivals in 1994 with a projected increase of 4.8%. Sugar, the state's prime traditional crop, gives clear evidence of contracting to a fraction of its long-held size and perhaps disappearing altogether in the not so distant future.

          Manufacturing in the State includes food processing (sugar, pineapple, tuna and fruit and nut products), garment making, printing and publishing, cement production and oil refining. Manufacturing accounted for $2.26 billion in sales in 1992. This figure decreased 7.1% to $2.10 billion in 1993. About half of this total is accountable to sales of petroleum products refined in Hawaii from imported oil.

          After six years of rapid expansion in the construction industry, activity declined in 1992 and 1993. Proposed budget cuts in U.S. military construction spending may, however, adversely impact the State's construction industry. The job count in Hawaii has been declining since late 1992, falling 3.5% between then and third-quarter 1994 from a level just under 600,000 civilian jobs to a level just under 580,000 jobs on a seasonally adjusted basis.

          As of the date of this Prospectus, general obligation bonds issued by the State of Hawaii are rated Aa by Moody's and AA by S&P. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic, political or other conditions.

          The State's overall debt levels are high with debt service equalling about 13% of current expenditures. This is due, in part, to the State's assumption of many local government functions, including local education. Revenue is derived primarily from general excise taxes and individual and corporate income tax. The State General Fund has operated either within planned deficits or with ending fund balances since December 1962. The State's historically strong financial position is under pressure as the recession reduces growth in sales and income taxes. Revenues for fiscal year 1993 are projected to decline about 0.5%, down from fiscal year 1992's 1.5% actual growth, even while spending pressures for social programs, particularly Medicaid, continue to grow.

          The State's gross state product grew at an average annual rate of 5.4% (after adjusting for inflation) between 1986 and 1990, but rose only 0.2% in 1991. Real gross state product declined by 2.5% in 1992, and the latest data available suggest small to no growth for 1993.

          U.S. Government Securities. Government Securities include (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities of greater than 10 years), and separated or divided U.S. Treasury securities (stripped by the U.S. Treasury) whose payments of principal and interest are all backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association (generally referred to as "GNMA"); some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association.

          Investments in taxable securities will be substantially in securities issued or guaranteed by the United States Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities, highly-rated corporate debt securities (rated AA, or better, by S&P or Aa3, or better, by Moody's); prime commercial paper (rated A-1 + or A-2 by S&P or P-1 or P-2 by Moody's) and certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the U.S. Government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of U.S. banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, withholding income taxes at the source, or possible seizure or nationalization of foreign deposits. When the Fund takes a temporary defensive position, the Fund will not be pursuing policies designed to achieve its investment objective.

Investment Practices of Each Fund.

          Hedging. Hedging is a means of offsetting, or neutralizing, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from that of the original investment. If the Investment Manager deems it appropriate to hedge partially or fully the Fund's portfolio against market value changes, the Fund may buy or sell financial futures contracts and options thereon, such as municipal bond index future contracts and the related put or call options contracts on such index futures.

          Both parties entering into a financial futures contract are required by the contract marketplace to post a good faith deposit, known as "initial margin." Thereafter, the parties must make additional deposits equal to any net losses due to unfavorable price movements of the contract, and are credited with an amount equal to any net gains due to favorable price movements. These additional deposits or credits are calculated and required daily and are known as "maintenance margin." In situations in which the Fund is required to deposit additional maintenance margin, if the Fund has insufficient cash, it may have to sell portfolio securities to meet such maintenance margin requirements at a time when it may be disadvantageous to do so. When the Fund engages in the purchase or sale of futures contracts or the sale of options thereon, it will deposit the initial margin required for such contracts in a segregated account maintained with the Fund's custodian, in the name of the futures commission merchant with whom the Fund maintains the related account. Thereafter, if the Fund is required to make maintenance margin payments with respect to the futures contracts, or mark-to-market payments with respect to such option sale positions, the Fund will make such payments directly to such futures commission merchant. The SEC currently requires mutual funds to demand promptly the return of any excess maintenance margin or mark-to-market credits in its account with futures commission merchants. The fund will comply with SEC requirements concerning such excess margin.

          The Fund may also purchase and sell put and call options on financial futures, including option on municipal bond index futures. An option on a financial future gives the holder the right to receive, upon exercise of the option, a position in the underlying futures contract. When the Fund purchases an option on a financial futures contract, it receives in exchange for the payment of a cash premium the right, but not the obligation, to enter into the underlying futures contract at a price (the "strike price") determined at the time the option was purchased, regardless of the comparative market value of such futures position at the time the option is exercised. The holder of a call option has the right to receive a long (or buyer's) position in the underlying futures and the holder of a put option has the right to receive a short (or seller's) position in the underlying futures.

          When the Fund sells an option on a financial futures contract, it receives a cash premium which can be used in whatever way is deemed most advantageous to the Fund. In exchange for such premium, the Fund grants to the option purchaser the right to receive from the Fund, at the strike price, a long position in the underlying futures contract, in the case of a call option, or a short position in such futures contract, in the case of a put option, even though the strike price upon exercise of the option is less (in the case of a call option) or greater (in the case of a put option) than the value of the futures position received by such holder. If the value of the underlying futures position is not such that exercise of the option would be profitable to the option holder, the option will generally expire without being exercised. The Fund has no obligation to return premiums paid to it whether or not the option is exercised. It will generally be the policy of the Fund, in order to avoid the exercise of an option sold by it, to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund's interest to deliver the underlying futures position. A closing purchase transaction consists of the purchase by the Fund of an option having the same term as the option sold by the Fund, and has the effect of cancelling the Fund's position as a seller. The premium which the Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying futures position at the time of each transaction. The Securities and Exchange Commission requires that the obligations of mutual funds, such as the Fund, under option sale positions must be "covered."

         The Fund does not intend to engage in transactions in futures contracts or related options for speculative purposes but only as a hedge against changes in the values of securities in their portfolios resulting from market conditions, such as fluctuations in interest rates. In addition, the Fund will not enter into futures contracts or related options (except in closing transactions) if, immediately thereafter, the sum of the amount of its initial margin deposits and premiums paid for its open futures and options positions, less the amount by which any such options are "in-the-money", would exceed 5% of the Fund's total assets (taken at current value).

         Investments in financial futures and related options entail certain risks. Among these are the possibility that the cost of hedging could have an adverse effect on the performance of the Fund if the Investment Manager predictions as to interest rate trends are incorrect or due to the imperfect correlation between movement in the price of the futures contracts and the price of the Fund's actual portfolio of municipal securities. Although the contemplated use of these contracts should tend to minimize the risk of loss due to a decline in the value of the securities in the Fund's portfolio, at the same time hedging transactions tend to limit any potential gains which might result in an increase in the value of such securities. In addition, futures and options markets may not be liquid in all circumstances due, among other things, to daily price movement limits which may be imposed under the rules of the contract marketplace, which could limit the Fund's ability to enter into positions or close out existing positions, at a favorable price. If the Fund is unable to close out a futures position in connection with adverse market movements, the Fund would be required to make daily payments on maintenance margin until such position is closed out. Also, the daily maintenance margin requirement in futures and option sales transactions creates greater potential financial exposure than do option purchase transactions, where the Fund's exposure is limited to the initial cost of the option.

          Income  earned or deemed to be  earned,  if any,  by the Fund from its
hedging   activities  will  be  distributed  to  its   shareholders  in  taxable
distributions.

          The Fund's hedging activities are subject to special provisions of the Internal Revenue Code. These provisions may, among other things, limit the use of losses of the Fund and affect the holding period of the securities held by the Fund and the nature of the income realized by the Fund. These provisions may also require the Fund to mark-to-market some of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without the cash to distribute such income and to incur tax at the Fund level. The Fund and its shareholders may recognize taxable income as a result of the Fund's hedging activities. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

          If the Manager deems it appropriate to seek to hedge the Fund's portfolio against market value changes, the Fund may buy or sell financial futures contracts and related options, such as municipal bond index futures contracts and the related put or call options contracts on such index futures. A tax exempt bond index fluctuates with changes in the market values of the tax exempt bonds included in the index. An index future is an agreement pursuant to which two parties agree to receive or deliver at settlement an amount of cash equal to a specified dollar amount multiplied by the difference between the value of the index at the close of the last trading day of the contract and the price at which the future was originally written. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. An index future has similar characteristics to a financial future except that settlement is made through delivery of cash rather than the underlying securities. An example is the Long-Term Municipal Bond futures contract traded on the Chicago Board of Trade. It is based on the Bond Buyer's Municipal Bond Index, which represents an adjusted average price of the forty most recent long-term municipal issues of $50 million or more ($75 million in the instance of housing issues) rated A or better by either Moody's Investor Service, Inc. or Standard & Poor's Corporation, maturing in no less than nineteen years, having a first call in no less than seven nor more than sixteen years, and callable at par.

          "When-issued" and "delayed delivery" transactions. The Fund may engage in "when issued" and "delayed delivery" transactions and utilize futures contracts and options thereon for hedging purposes. The Securities and Exchange Commission ("SEC") generally requires that when mutual funds, such as the Fund, effect transactions of the foregoing nature, such funds must either segregate cash or readily marketable portfolio securities with its custodian in an amount of its obligations under the foregoing transactions, or cover such obligations by maintaining positions in portfolio securities, futures contracts or options that would serve to satisfy or offset the risk of such obligations. When effecting transactions of the foregoing nature, the Fund will comply with such segregation or cover requirements.

          Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with selected commercial banks or broker-dealers, under which the Fund sells securities and agrees to repurchase them at an agreed upon time and at an agreed upon price. The difference between the amount the Fund receives for the securities and the amount it pays on repurchase is deemed to be a payment of interest by the Fund. The Fund will maintain in a segregated account having an aggregate value with its custodian, cash, treasury bills, or other U.S. Government securities having an aggregate value equal to the amount of such commitment to repurchase, including accrued interest, until payment is made. Reverse repurchase agreements are treated as a borrowing by the Fund and will be used by it as a source of funds on a short-term basis, in an amount not exceeding 5% of the net assets of the Fund (which 5% includes bank borrowings)
at the time of entering into any such agreement. The Fund will enter into reverse repurchase agreements only with commercial banks whose deposits are insured by the Federal Deposit Insurance Corporation and whose assets exceed $500 million or broker-dealers who are registered with the SEC. In determining whether to enter into a reverse repurchase agreement with a bank or broker-dealer, the Fund will take into account the credit worthiness of such party and will monitor such credit worthiness on an ongoing basis.

                   DESCRIPTION OF MUNICIPAL SECURITIES RATINGS

          Standard & Poor's Corporation - A brief description of the applicable Standard & Poor's Corporation (S&P) rating symbols and their meanings (as published by Standard & Poor's Corporation) follows:

          A Standard & Poor's corporate or municipal debt rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

          The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

          The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on audited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

          The  ratings  are  based,  in  varying   degrees,   on  the  following
considerations:

     1.   Likelihood of  default-capacity  and  willingness of the obligor as to
          the  timely   payment  of  interest  and  repayment  of  principal  in
          accordance with the terms of the obligation;

     2.   Nature of and provision of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     1.   Municipal bonds.

AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issued only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB        Debt rated "BB",  "B",  "CCC",  or "CC" is  regarded,  on balance,  as
B         predominantly speculative with respect to capacity to pay interest and
CCC       repay principal in accordance  with the terms of the obligation.  "BB"
CC indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

          L: The letter "L" indicates that the rating pertains to the principal amount of those bonds where the underlyi ng deposit collateral is fully insured by the Federal Savings & Loan Insuranc e Corp. or the Federal Deposit Insurance Corp.

          + Continuance of the rating is contingent upon S&P's receipt of closing documentation confirming investments and cash flow.

          * Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

          2. Short-term tax exempt notes

          Standard & Poor's tax exempt note ratings are generally given to such notes that mature in three years or less. The three rating categories are as follows:

SP-1 Very strong or strong capacity to pay principal and interest. These issues determined to possess overwhelming safety characteristics will be given plus (+) designation.

SP-2      Satisfactory capacity to pay principal and interest.

SP-3      Speculative capacity to pay principal and interest.

          3. Tax-exempt Commercial Paper

          A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The two categories the Fund will invest in are as follows:

         A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety. These issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

         A-1        This  designation   indicates  that  the  degree  of  safety
                    regarding timely payment is very strong.

         A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

         A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

          Moody's  Investors  Service,   Inc.  -  A  brief  description  of  the
applicable Moody's Investors Service, Inc. rating symbols and their meanings (as published by Moody's Investors Service, Inc.) follows:

          1. Municipal bonds

          Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

          A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa-Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Con.(...)-Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, and B 1.

          2. Short-term tax exempt notes

          Short-term Notes. The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3 and MIG 4; MIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2 denotes "high quality" with
"ample  margins of  protection";  MIG 3 notes are of  "favorable  quality....but lacking the undeniable strength of the preceding grades"; MIG 4 notes are of "adequate quality, carrying specific risk but having protection...and not distinctly or predominantly speculative."

          3. Tax-exempt commercial paper

          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

          Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

          Issuers rated Prime-2 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

          Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

          Issuers rated Not Prime do not fall within any of the Prime rating categories.

                             OFFICERS AND DIRECTORS

          The officers and directors of First Pacific Mutual Fund, Inc., their principal occupations for the last five years and their affiliation, if any, with the Manager, or the Fund's Distributor, are shown below. Interested persons of the Fund as defined in the Investment Company Act of 1940 are indicated by an asterisk in the table below.

   Name                         Position & Office            Principal occupation during
and Address                      With the Fund                  the past five years
*Terrence K.H. Lee                  Director,          President, First Pacific Management Corp.;
1441 Victoria St #901               President          President, First Pacific Securities
Honolulu, HI  96822

Samuel L. Chesser                   Director           Market Maker and Member Pacific Stock
21 Seacape Drive                                       Exchange: Formerly President, First
Muir Beach, CA   94965                                 Pacific Securities; Vice President,
                                                       First Pacific Management Corporation.

Clayton W.H. Chow                   Director           Sr. Account Executive, Federal Express
1723 Bertram Street
Honolulu, HI  96816

Lynden Keala                        Director           Market Analyst, Vanier Graphics, Inc.
47-532 Hui Iwa St.
Kaneohe, HI   96744

Stuart S. Marlowe                   Director           President, Record Service, Inc.
274 Poipu Drive
Honolulu, HI  96825


Jean M. Chun                        Secretary          Corporate Secretary, First Pacific
217 Prospect St B-14                                   Management Corporation; Corporate
Honolulu, HI  96813                                    Secretary, First Pacific Securities


Charlotte A. Meyer                  Treasurer          Corporate Treasurer, First Pacific
4186-3 Keanu St                                        Management Corporation; Corporate
Honolulu, HI  96816                                    Treasurer, First Pacific Securities

          The compensation of the officers who are interested persons (as defined in the Investment Company Act of 1940) of the Manager is paid by the Manager. The Fund pays the compensation of all other officers of the Fund who are not interested persons for services or reimbursed for expenses incurred in connection with attending meetings of the Board of Directors. The directors of the Fund are not compensated for services or reimbursed for expenses incurred in connection with attending meetings of the Board of Directors. The directors and officers as a group own less than 1% of the Fund's shares.

                                    CUSTODIAN

          Bank of California, of San Francisco, California, is the custodian of each Fund and has custody of all securities and cash. The custodian, among other things, attends to the collection of principal and income, and payment for the collection of proceeds of securities bought and sold by each Fund.

                                 FUND ACCOUNTING

          Fund/Plan Services, Inc. provides fund accounting for the Bond fund. First Pacific Recordkeeping, Inc., a wholly owned subsidiary of First Pacific Management, Corporation provides fund accounting for the Intermediate Fund. The accounting fee schedule for the Intermediate Fund is as follows:

     $21,5000       Minimum to $ 20 Million of Average Net Assets
     .000325        On Next $ 30 Million of Average Net Assets
     .00026         On Next $ 50 Million of Average Net Assets
     .000195        On Next $100 Million of Average Net Assets
     .0001625       On Next $200 Million of Average Net Assets

                              INDEPENDENT AUDITORS

          The independent auditors for the Fund are Tait, Weller & Baker, Philadelphia, Pennsylvania.

                         INVESTMENT MANAGEMENT AGREEMENT

          The investment management agreement between the Manager and the Fund provides that the Manager will provide portfolio management services to the Fund and to supply investment research including the selection of securities for the Fund to purchase, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The Manager also administers the business affairs of the Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as directors and officers of the Fund if duly elected to such positions.

          The agreement provides that the Manager shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

          The Manager's activities are subject to the review and supervision of the Fund's Board of Directors, to whom the Manager renders periodic reports of the Fund's investment activities.

          Fees paid by Bond Fund to Investment Manager for three most recent fiscal years:

       Investment Management Agreement        Shareholder Services Agreement
       -------------------------------        ------------------------------
1995              $245,192                              $49,050
1994              $275,965                              $55,193
1993              $237,202                              $47,580


          Fees paid by Intermediate Fund to Investment Manager for most recent fiscal year:


       Investment Management Agreement        Shareholder Services Agreement
       -------------------------------        ------------------------------
1995              $ 20,231                              $ 4,046
1994              $  1,427                              $   285


                             PORTFOLIO TRANSACTIONS

          The Manager will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund and the Manager, including quotations necessary to determine the value of the Fund's net assets. Any research benefits derived are available for all clients of the Manager. Since statistical and other research information is only supplementary to the research efforts of the Manager and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce its expenses. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Fund or the Manager may (subject always to best price and execution) take into consideration that certain firms have sold or are selling shares of the Fund, and/or that certain firms provide market, statistical or other research information to the Fund. Securities may be acquired through firms that are affiliated with the Fund, its Manager, or its Distributor and other principal underwriters acting as agent, and not as principal. Transactions will only be placed with affiliated brokers if the price to be paid by the Fund is at least as good as the price the Fund would pay to acquire the security from other unaffiliated parties.

          If it is believed to be in the best interests of the Fund the Manager may place portfolio transactions with unaffiliated brokers or dealers who provide the types of service (other than sales) described above, even if it means the Fund will have to pay a higher commission (or, if the dealer's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if no weight were given to the broker's or dealer's furnishing of those services. This will be done, however, only if, in the opinion of the Manager, the amount of additional commission or increased cost is reasonable in relation to the value of the services.

          If purchases or sales of securities of the Fund and of one or more other clients advised by the Manager are considered at or about the same time, transactions in such securities will be allocated among the several clients in a manner deemed equitable to all by the Manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. Although it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions generally will be beneficial to the Fund.

          The  Directors  have  adopted  certain  policies   incorporating   the
standards of Rule 17e-1 issued by the Securities and Exchange Commission under the Investment Company

Act of 1940 which requires that the commission paid to the Distributor and other affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require First Pacific Securities to furnish reports to the Directors and to maintain records in connection with such reviews.

          Commissions, fees or other remuneration paid to the Distributor for portfolio transactions for the Bond Fund and Intermediate Fund for the three most recent fiscal years: 1995-none; 1994-none; 1993-none.

                                 THE DISTRIBUTOR


          Shares of the Fund are offered on a continuous basis through First Pacific Securities, 2756 Woodlawn Drive, #6-201, Honolulu, Hawaii 96822 (the "Distributor"), a wholly-owned subsidiary of the Manager. Pursuant to a distribution agreement, First Pacific Securities will purchase shares of the Fund for resale to the public, either directly or through securities dealers and brokers, and is obligated to purchase only those shares for which it has received purchase orders. A discussion of how to purchase and redeem the Fund's shares and how the Fund's shares are priced is contained in the Prospectus.


          Under the Distribution Agreement between the Fund and the Distributor, the Distributor pays the expenses of distribution of Fund shares, including preparation and distribution of literature relating to the Fund and its investment performance and advertising and public relations material. The Fund bears the expenses of registration of its shares with the Securities and Exchange Commission and of sending prospectuses to existing shareholders. The Distributor pays the cost of qualifying and maintaining qualification of the shares for sale under the securities laws of the various states and permits its officers and employees to serve without compensation as directors and officers of the Fund if duly elected to such positions.

          Under the Distribution Plan, each Fund will pay the distributor for expenditures which are primarily intended to result in the sale of the respective Fund's shares such as advertising, marketing and distributing the fund's shares and servicing Fund investors, including payments for reimbursement of and/or compensation to brokers, dealers, certain financial institutions, (which may include banks) and other intermediaries for administrative and accounting services for Fund investors who are also their clients. Such third party institutions will receive fees based on the average daily value of the Fund's shares owned by investors for whom the institution performs administrative and accounting services. The Glass-Steagall Act and other applicable laws, among other things, generally prohibit federally chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities. Accordingly, each Fund will engage banks only to perform administrative and investor servicing functions. The Funds' management believes that such laws should not preclude a bank from performing these services. However, if a bank were prohibited by law from so acting, its investor clients would be permitted to remain Fund investors and alternative means for continuing the servicing of such investors would be sought.

          The Distribution Agreement continues in effect from year to year if specifically approved at least annually by the shareholders or directors of the Fund and by the Fund's disinterested directors in compliance with the Investment Company Act of 1940. The agreement may be terminated without penalty upon thirty days written notice by either party and will automatically terminate if it is assigned.


          Distribution Plan payments by the Bond Fund, by category, for the most recent fiscal year: Advertising $12,601; Seminars and Meetings $7,422; Printing $4,984: Total $25,007.


                                 TRANSFER AGENT

          First Pacific Recordkeeping Inc., Honolulu, Hawaii, a wholly owned subsidiary of First Pacific Management, Corporation, serves as transfer agent, dividend disbursing agent and redemption agent for redemptions pursuant to a Transfer and Dividend Disbursing Agency Agreement approved by the Board of Directors of First Pacific Mutual Fund, Inc. at a meeting held for such purpose on March 15, 1994. The agreement is subject to annual renewal by the Board of Directors, including the directors who are not interested persons of the Fund or of the Transfer Agent. Pursuant to the agreement, the Transfer Agent will receive a fee calculated at an annual rate of $16.50 per shareholder account and will be reimbursed out-of-pocket expenses incurred on the Fund's behalf.

          The Transfer Agent acts as paying agent for all Fund expenses and provides all the necessary facilities, equipment and personnel to perform the usual or ordinary services of Transfer and Dividend Paying Agent, including: receiving and processing orders and payments for purchases of shares, opening stockholder accounts, preparing annual stockholder meeting lists, mailing proxy material, receiving and tabulating proxies, mailing stockholder reports and prospectuses, withholding certain taxes on nonresident alien accounts, disbursing income dividends and capital distributions, preparing and filing U.S. Treasury Department Form 1099 (or equivalent) for all stockholders, preparing and mailing confirmation forms to stockholders for all purposes and redemption of the Fund's shares and all other confirmable transactions in stockholders' accounts, recording reinvestment of dividends and distributions of the Fund's shares and causing redemption of shares for and disbursements of proceeds to withdrawal plan stockholders.

                                   PERFORMANCE

          Current yield and total return quotations used by the Fund are based on standardized methods of computing performance mandated by Securities and Exchange Commission rules. An explanation of those and other methods used by the Portfolios to compute or express performance follows:

          As indicated below, current yield is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the 30-day base period. According to the new Securities and Exchange Commission formula:

                           Yield = 2 [(a-b + 1)6-1]
                                   ----------------
                                         cd
where

         a= dividends and interest earned during the period.
         b= expenses accrued for the period (net of reimbursements).
         c= the average daily number of shares outstanding during the period that were entitled to receive dividends.
         d= the maximum offering price per share on the last day of the period.

Yield                                                          Month ended
                                                                9/30/95

First Hawaii Municipal
  Bond Fund                                                      4.83%

First Hawaii Intermediate
  Municipal Fund                                                 4.35%


          As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the new Securities and Exchange Commission formula:

                           P(1 + T)n =  ERV

where

                  p = a hypothetical initial payment of $1,000 T = average annual total return n = number of years

                  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).


                                                                  One Year                   Five Year
                                       Inception to          Ending       Ending        Ending       Ending
Total Return                      9/30/95     12/31/95      9/30/95      12/31/95      9/30/95      12/31/95
First Hawaii Municipal
  Bond Fund                        7.34%        7.58%        8.42%        14.39%        7.63%         8.35%

First Hawaii Intermediate
  Municipal Fund                   6.92%


Comparisons and Advertisements

          To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss yield or total return for the Fund as reported by various financial publications and/or compare yield or total return to yield or total return as reported by other investments, indices, and averages.

The Shearson Lehman Hutton Municipal Bond Index measures yield, price, and total return for the municipal bond market. The Bond Buyer 20 Bond Index is an index of municipal bond yields based on yields of 20 general obligation bonds maturing in 20 years. The Bond Buyer 40 Bond Index is an index of municipal bond yields of 40 general obligation bonds maturing in 40 years.

Financial Statements


          The Financial Statements of each Fund will be audited at least annually by Tait Weller & Baker, Independent Auditors. The 1995 Annual Report to Shareholders is incorporated by reference to this Statement of Additional Information.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




Board of Directors and Shareholders
First Pacific Mutual Fund, Inc.
Honolulu, Hawaii


We have audited the accompanying statements of assets and liabilities of First Hawaii Municipal Bond Fund and First Hawaii Intermediate Municipal Fund (each a series of shares of First Pacific Mutual Fund, Inc.), including the schedules of investments, as of September 30, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Hawaii Municipal Bond Fund and First Hawaii Intermediate Municipal Fund as of September 30, 1995, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.





                                          TAIT, WELLER & BAKER


Philadelphia, Pennsylvania
November 8, 1995

FIRST HAWAII MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS

September 30, 1995
--------------------------------------------------------------------------------

                                                                                                    Value
Par Value                                                                                         (Note 1)
                                       HAWAII MUNICIPAL BONDS - 91.46%
                  Hawaii County
                    General Obligation Bonds - 4.77%
 $1,150,000           7.050%,   6/01/01                                                          $  1,286,563
    100,000           6.800%, 12/01/01                                                                105,750
    400,000           7.200%,   5/01/05                                                               413,500
    565,000           7.200%,   6/01/06                                                               635,625
                                                                                               --------------
                                                                                                    2,441,438
                                                                                               --------------

                  Hawaii State
                    General Obligation Bonds - 1.19%
    230,000           6.600%, 9/01/96                                                                 235,750
    330,000           7.125%, 9/01/09                                                                 372,075
                                                                                               --------------
                                                                                                      607,825
                                                                                               --------------

                    Airport Systems Revenue Bonds - 6.10%
    150,000           7.600%,   7/01/98                                                               157,125
    500,000           5.125%,   7/01/00                                                               512,500
    345,000           6.300%,   7/01/01                                                               373,031
    560,000           7.000%,   7/01/20                                                               608,300
  1,325,000           7.500%,   7/01/20                                                             1,470,750
                                                                                                -------------
                                                                                                    3,121,706
                                                                                               --------------

                    Department of Budget & Finance Special Purpose Revenue Bonds
                      Citizens Utilities Company - 2.04%
    400,000           7.375%, 11/01/15                                                                418,000
    510,000           7.250%,   9/01/18                                                               520,837
    100,000           7.375%,   9/01/18                                                               103,250
                                                                                               --------------
                                                                                                    1,042,087
                                                                                               --------------

                      Evangelical Lutheran Good Samaritan - .30%
    150,000           8.600%,   9/01/98                                                               155,625
                                                                                               --------------

                      Hawaiian Electric Company, Inc. - 4.16%
  1,655,000           7.625%, 12/01/18                                                              1,789,469
    310,000           7.600%,   7/01/20                                                               335,575
                                                                                               --------------
                                                                                                    2,125,044
                                                                                               --------------

                      Kapiolani Hospital - 4.08%
  1,550,000           6.400%,   7/01/13                                                             1,579,063
    430,000           7.650%,   7/01/19                                                               504,712
                                                                                               --------------
                                                                                                    2,083,775
                                                                                               --------------

                      Kaiser Permanente Center - 4.23%
  2,150,000           6.250%,   3/01/21                                                             2,160,750
                                                                                                -------------

                      Queen's Medical Center Program - 3.47%
    300,000           6.800%,   7/01/00                                                               324,000
    540,000           6.900%,   7/01/04                                                               579,825
    250,000           6.125%,   7/01/11                                                               257,500
    600,000           6.200%,   7/01/22                                                               612,750
                                                                                               --------------
                                                                                                    1,774,075
                                                                                               --------------

                      St. Francis Medical Center - 3.60%
  1,765,000           6.500%,   7/01/22                                                             1,837,806
                                                                                                -------------

                      Wahiawa General Hospital - 6.79%
    330,000           7.125%,   7/01/98                                                               344,438
  2,960,000           7.500%,   7/01/12                                                             3,126,500
                                                                                                -------------
                                                                                                    3,470,938
                                                                                               --------------




--------------------------------------------------------------------------------

FIRST HAWAII MUNICIPAL BOND FUND

September 30, 1995
--------------------------------------------------------------------------------

                                                                                                    Value
Par Value                                                                                         (Note 1)
                    Department of Transportation Special Facilities
                     Revenue Bonds - 4.29%
 $2,250,000           5.750%,   3/01/13                                                          $  2,193,750
                                                                                                 ------------

                    Harbor Capital Improvements Revenue Bonds,
                     Series 1989 - 4.09%
    400,000           5.650%,   7/01/02                                                               417,000
    100,000           6.200%,   7/01/03                                                               108,125
    280,000           6.300%,   7/01/04                                                               302,400
    125,000           7.250%,   7/01/10                                                               137,188
    260,000           7.250%,   7/01/13                                                               275,275
    500,000           7.000%,   7/01/17                                                               538,750
    300,000           6.500%,   7/01/19                                                               311,625
                                                                                               --------------
                                                                                                    2,090,363
                                                                                               --------------

                    Highway Revenue Bonds, Series 1993 - 2.23%
    500,000           4.875%,   7/01/06                                                               484,375
    300,000           5.000%,   7/01/09                                                               283,875
    250,000           5.000%,   7/01/10                                                               234,688
    150,000           5.000%,   7/01/11                                                               138,937
                                                                                               --------------
                                                                                                    1,141,875
                                                                                               --------------

                    Housing Authority
                      Single Family Mortgage Purpose Revenue Bonds - 19.21%
    145,000           6.300%,   7/01/99                                                               150,256
    530,000           8.000%,   7/01/08                                                               549,213
    400,000           8.000%,   7/01/10                                                               419,000
    405,000           7.000%,   7/01/11                                                               420,188
    100,000           5.700%,   7/01/13                                                                97,375
    590,000           6.900%,   7/01/16                                                               608,437
  1,530,000           8.125%,   7/01/17                                                             1,608,413
    535,000           9.250%,   7/01/17                                                               550,381
  1,520,000           5.400%,   7/01/19                                                             1,463,000
    505,000           8.125%,   7/01/19                                                               530,881
    345,000           6.750%,   7/01/20                                                               349,743
    540,000           7.100%,   7/01/24                                                               555,525
  2,365,000           5.900%,   7/01/27                                                             2,350,219
    160,000           7.800%,   7/01/29                                                               168,400
                                                                                               --------------
                                                                                                    9,821,031
                                                                                               --------------

                      Multi-Family Mortgage Purpose Revenue Bonds - 4.24%
     65,000           4.000%,   1/01/97                                                                64,350
    170,000           4.000%,   7/01/97                                                               168,300
    180,000           4.500%,   1/01/99                                                               177,750
    200,000           4.800%,   1/01/01                                                               196,000
    205,000           4.800%,   7/01/01                                                               202,181
    210,000           4.900%,   1/01/02                                                               205,275
    215,000           4.900%,   7/01/02                                                               211,775
  1,000,000           5.700%,   7/01/18                                                               942,500
                                                                                               --------------
                                                                                                    2,168,131
                                                                                               --------------

                      Public Housing Authority Bonds - .37%
    185,000           5.750%,   8/01/00                                                               189,394
                                                                                               --------------



--------------------------------------------------------------------------------

FIRST HAWAII MUNICIPAL BOND FUND

September 30, 1995
--------------------------------------------------------------------------------


                                                                                                    Value
Par Value                                                                                         (Note 1)
                  Honolulu City & County
                    General Obligation Bonds - 3.04%
$   100,000           7.300%,   7/01/03                                                         $     116,375
    200,000           7.350%,   7/01/06                                                               237,500
    100,000           7.250%,   2/01/08                                                               109,250
  1,000,000           7.300%,   2/01/09                                                             1,091,250
                                                                                                -------------
                                                                                                    1,554,375
                                                                                               --------------

                    Halawa Business Park - 1.96%
    170,000           6.300%, 10/15/00                                                                183,812
    370,000           6.500%, 10/15/02                                                                408,850
    365,000           6.600%, 10/15/03                                                                407,888
                                                                                               --------------
                                                                                                    1,000,550
                                                                                               --------------

                    Housing Authority
                      Multi-Family Mortgage Purpose Revenue Bonds - 2.28%
    120,000           8.700%, 12/01/28                                                                124,950
  1,000,000           6.900%,   6/20/35                                                             1,041,250
                                                                                                -------------
                                                                                                    1,166,200
                                                                                               --------------

                  Kauai County
                    General Obligation Bonds - 5.59%
    595,000           6.700%,   8/01/97                                                               622,519
    355,000           6.100%,   2/01/99                                                               364,762
    300,000           5.100%,   2/01/01                                                               309,750
    410,000           5.850%,   8/01/07                                                               432,038
    780,000           5.850%,  8/01/07                                                                826,800
    295,000           5.900%,   2/01/12                                                               300,900
                                                                                               --------------
                                                                                                    2,856,769
                                                                                               --------------

                  Maui County
                    General Obligation Bonds - 1.91%
    840,000           8.000%,   1/01/01                                                               977,550
                                                                                               --------------

                    Water System Revenue - 1.52%
    315,000           5.850%, 12/01/00                                                                333,505
    400,000           6.600%, 12/01/07                                                                448,000
                                                                                               --------------
                                                                                                      781,505
                                                                                               --------------
                        Total Hawaii Municipal Bonds                                               46,762,562
                                                                                               --------------


--------------------------------------------------------------------------------

FIRST HAWAII MUNICIPAL BOND FUND

September 30, 1995
--------------------------------------------------------------------------------

                                                                                                    Value
Par Value                                                                                         (Note 1)
                                     PUERTO RICO MUNICIPAL BONDS - 5.45%
                  Puerto Rico Commonwealth
                    Electric Power Authority Revenue Bonds - .79%
$   100,000           7.125%,   7/01/14                                                         $     111,125
    100,000           7.125%,   7/01/14                                                               111,125
    110,000           7.125%,   7/01/14                                                               119,900
     55,000           7.125%,   7/01/14                                                                59,950
                                                                                              ---------------
                                                                                                      402,100
                                                                                              ---------------

                    General Obligation Bonds - .15%
     70,000           7.750%,   7/01/13                                                                77,700
                                                                                              ---------------

                    Housing Finance Corp.
                      Multi-Family Mortgage Revenue Bonds - 1.29%
    460,000           7.500%,   4/01/22                                                               485,875
    165,000           7.650%, 10/15/22                                                                174,694
                                                                                               --------------
                                                                                                      660,569
                                                                                              ---------------

                    Industrial, Medical & Environmental Pollution Control
                      Abbott Laboratories - .59%
    300,000           6.500%,   7/01/09                                                               301,500
                                                                                               --------------

                      Baxter Travenol Laboratories - .65%
    300,000           8.000%,   9/01/12                                                               333,000
                                                                                               --------------

                      Upjohn Co. Project - 1.77%
    825,000           7.500%, 12/01/23                                                                903,375
                                                                                               --------------

                    Public Building Authority
                      Health Facilities & Services - .21%
    100,000           7.250%,   7/01/17                                                               109,250
                                                                                               --------------
                        Total Puerto Rico Municipal Bonds                                           2,787,494
                                                                                                -------------


                                    VIRGIN ISLANDS MUNICIPAL BONDS - .92%
                  Virgin Islands
                    Port Authority Airport Revenue Bonds - .69%
    325,000           8.100%, 10/01/05                                                                349,782
                                                                                               --------------

                    Public Finance Authority, Series A - .23%
    100,000           7.300%, 10/01/18                                                                119,625
                                                                                               --------------
                        Total Virgin Islands Municipal Bonds                                          469,407
                                                                                               --------------
                        Total Investments (Cost $48,448,346) (a)                   97.83%          50,019,463
                        Other Assets Less Liabilities                               2.17            1,111,419
                                                                                    ----       --------------

                        Net Assets                                                100.00%         $51,130,882
                                                                                  ======       ==============


(a)  Aggregate cost for federal income tax purposes is $48,454,174.

     At September 30, 1995, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

         Gross unrealized appreciation                                                            $ 1,803,094
         Gross unrealized depreciation                                                                (237,805)
                                                                                                 -------------

            Net unrealized appreciation                                                           $ 1,565,289
                                                                                                  ===========






--------------------------------------------------------------------------------

See accompanying notes to financial statements

FIRST HAWAII INTERMEDIATE MUNICIPAL FUND

SCHEDULE OF INVESTMENTS

September 30, 1995
--------------------------------------------------------------------------------


                                                                                                    Value
Par Value                                                                                         (Note 1)
                                       HAWAII MUNICIPAL BONDS - 88.36%
                  Hawaii County
                    General Obligation Bonds - 3.59%
  $  65,000           6.350%,  5/15/01                                                           $     65,082
    100,000           6.800%, 12/01/01                                                                105,750
                                                                                                 ------------
                                                                                                      170,832
                                                                                                 ------------

                  Hawaii State
                    General Obligation Bonds - 2.20%
    100,000           5.500%,   7/01/01                                                               104,750
                                                                                                 ------------

                    Airport Systems Revenue Bonds - 13.16%
    105,000           6.400%,  7/01/02                                                                114,318
    500,000           5.125%,   7/01/00                                                               512,500
                                                                                                 ------------
                                                                                                      626,818
                                                                                                 ------------

                    Department of Budget & Finance Special Purpose Revenue Bonds
                      Citizens Utilities Company - 4.34%
    200,000           7.375%,   9/01/18                                                               206,500
                                                                                                 ------------

                      Evangelical Lutheran Good Samaritan - 5.67%
    125,000           8.400%,  9/01/96                                                                129,913
    135,000           8.500%,   9/01/97                                                               139,894
                                                                                                 ------------
                                                                                                      269,807
                                                                                                 ------------

                      Kaiser Permanente - 3.03%
    140,000           9.250%,  3/01/15                                                                144,375
                                                                                                 ------------

                      Kapiolani Hospital - 4.69%
    190,000           7.650%,   7/01/19                                                               223,012
                                                                                                 ------------

                      Queen's Medical Center Program - 2.27%
    100,000           6.800%,   7/01/00                                                               108,000
                                                                                                 ------------

                      Wahiawa General Hospital - 9.32%
    425,000           7.125%,   7/01/98                                                               443,593
                                                                                                 ------------

                    Harbor Capital Improvements Revenue Bonds, Series 1989 - 4.43%
    100,000           5.650%,   7/01/02                                                               104,250
    100,000           5.850%,   7/01/02                                                               106,750
                                                                                                 ------------
                                                                                                      211,000
                                                                                                 ------------

                    Highway Revenue Bonds, Series 1993 - 4.06%
    100,000           4.700%,   7/01/04                                                                97,500
    100,000           5.000%,   7/01/08                                                                95,750
                                                                                                -------------
                                                                                                      193,250
                                                                                                 ------------

                    Housing Authority
                      Single Family Mortgage Purpose Revenue Bonds - 7.30%
    200,000           6.300%,   7/01/99                                                               207,250
    135,000           6.800%,  7/01/99                                                                140,063
                                                                                                 ------------
                                                                                                      347,313
                                                                                                 ------------

                    Housing Authority
                      Multi-Family Mortgage Purpose Revenue Bonds - 2.08%
    100,000           4.000%,  1/01/97                                                                 99,000
                                                                                                -------------

                      Public Housing Authority Bonds - 4.30%
    200,000           5.750%,   8/01/00                                                               204,750
                                                                                                 ------------


--------------------------------------------------------------------------------

FIRST HAWAII INTERMEDIATE MUNICIPAL FUND

September 30, 1995
--------------------------------------------------------------------------------


                                                                                                    Value
Par Value                                                                                         (Note 1)
                  Honolulu City & County
                    General Obligation Bonds - 2.14%
   $100,000           5.000%, 10/01/02                                                            $   101,750
                                                                                                  -----------

                    Halawa Business Park - 4.54%
    200,000           6.300%, 10/15/00                                                                216,250
                                                                                                 ------------

                  Kauai County
                    General Obligation Bonds  - 4.32%
    200,000           6.100%,   2/01/99                                                               205,500
                                                                                                 ------------

                  Maui County
                    General Obligation Bonds - 2.20%
     90,000           8.000%,   1/01/01                                                               104,737
                                                                                                 ------------

                    Water System Revenue - 4.72%
    100,000           6.600%, 12/01/07                                                                112,000
    100,000           6.700%, 12/01/11                                                                112,500
                                                                                                 ------------
                                                                                                      224,500
                                                                                                 ------------
                        Total Hawaii Municipal Bonds                                                4,205,737
                                                                                                 ------------


                                     PUERTO RICO MUNICIPAL BONDS - 5.81%
                  Puerto Rico Commonwealth
                    Electric Power Authority Revenue Bonds - 2.10%
     90,000           7.125%,   7/01/14                                                               100,013
                                                                                                 ------------

                    General Obligation Bonds - 2.14%
     90,000           7.750%,   7/01/17                                                               101,925
                                                                                                 ------------

                    Housing Finance Corp.
                      Single Family Mortgage Revenue Bonds - 1.57%
     70,000           6.150%,   8/01/03                                                                74,725
                                                                                                -------------
                        Total Puerto Rico Municipal Bonds                                             276,663
                                                                                                -------------
                        Total Investments (Cost $4,342,913) (a)                       94.17%        4,482,400
                        Other Assets Less Liabilities                                  5.83           277,661
                                                                                     ------     -------------

                        Net Assets                                                   100.00%       $4,760,061
                                                                                     ======        ==========


(a)  Aggregate cost for federal income tax purposes is $4,342,913.

     At September 30, 1995, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

         Gross unrealized appreciation                                                            $   139,644
         Gross unrealized depreciation                                                                   (157)
                                                                                               ---------------

            Net unrealized appreciation                                                           $   139,487
                                                                                                  ===========



--------------------------------------------------------------------------------

See accompanying notes to financial statements

FIRST HAWAII MUNICIPAL BOND FUND
FIRST HAWAII INTERMEDIATE MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 1995
--------------------------------------------------------------------------------

                                                                              Municipal         Intermediate
                                                                                Bond             Municipal
                                                                                Fund               Fund
ASSETS
   Investments at market value
      (Identified cost $48,448,346 and $4,342,913
      respectively) (Note 1(A))                                                $50,019,463        $4,482,400
   Cash                                                                            391,998           214,295
   Interest receivable                                                             794,211            66,218
   Prepaid expenses                                                                  4,525                -
                                                                              ------------       -----------
        Total assets                                                            51,210,197         4,762,913
                                                                              ------------       -----------


LIABILITIES
   Payable for Fund shares repurchased                                               1,747               -
   Accrued expenses                                                                 21,204             2,852
   Distributions payable                                                            56,364                -
                                                                              ------------       -----------
        Total liabilities                                                           79,315             2,852
                                                                              ------------       -----------

NET ASSETS
   (applicable to 4,717,139 and 925,551 shares
   outstanding, $.01 par value, 20,000,000 shares authorized)                  $51,130,882        $4,760,061
                                                                               ===========        ==========

NET ASSET VALUE, OFFERING AND REPURCHASE PRICE PER SHARE
   ($51,130,882 / 4,717,139 shares)                                                 $10.84
                                                                                    ======
   ($4,760,061 / 925,551 shares)                                                                       $5.14
                                                                                                       =====

NET ASSETS
   At September 30, 1995, net assets consisted of:
      Paid-in capital                                                          $49,810,465        $4,622,385
      Accumulated net realized loss on investments                                (250,700)           (1,811)
      Net unrealized appreciation                                                1,571,117           139,487
                                                                             -------------      ------------

                                                                               $51,130,882        $4,760,061
                                                                               ===========        ==========


--------------------------------------------------------------------------------

See accompanying notes to financial statements

FIRST HAWAII MUNICIPAL BOND FUND
FIRST HAWAII INTERMEDIATE MUNICIPAL FUND

STATEMENT OF OPERATIONS

Year ended September 30, 1995
--------------------------------------------------------------------------------


                                                                               Municipal        Intermediate
                                                                                  Bond            Municipal
                                                                                  Fund              Fund
INVESTMENT INCOME
   Interest income                                                              $3,026,326         $213,326
                                                                            --------------    -------------

   Expenses
      Management fee (Note 2)                                                      245,192           20,231
      Distribution costs (Note 2)                                                   48,291              756
      Transfer agent fees (Note 2)                                                  50,515           14,400
      Shareholder services (Note 2)                                                 49,050            4,046
      Accounting fees (Note 2)                                                      34,424           30,000
      Legal and audit fees                                                          25,668            5,871
      Custodian fees                                                                 9,570              776
      Printing                                                                      17,144              -
      Insurance                                                                      8,053              755
      Registration fees                                                                164              -
      Miscellaneous                                                                  1,438              179
                                                                            --------------     ------------
      Total expenses                                                               489,509           77,014
      Fee reductions (Note 4)                                                       (9,570)            (776)
      Expenses reimbursed or waived                                                (13,597)         (50,240)
                                                                             -------------       ----------
      Net expenses                                                                 466,342           25,998
                                                                              ------------       ----------
         Net investment income                                                   2,559,984          187,328
                                                                               -----------        ---------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss from security transactions                                   (264,520)          (1,811)
   Increase in unrealized appreciation of investments                            1,552,334          150,634
                                                                               -----------        ---------
         Net gain on investments                                                 1,287,814          148,823
                                                                               -----------        ---------

            Net increase in net assets resulting from operations                $3,847,798         $336,151
                                                                                ==========         ========



--------------------------------------------------------------------------------

See accompanying notes to financial statements

FIRST HAWAII MUNICIPAL BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

Years ended September 30, 1995 and 1994
--------------------------------------------------------------------------------

                                                                                1995               1994
INCREASE (DECREASE) IN NET ASSETS FROM
   Operations
      Net investment income                                                  $   2,559,984      $  2,765,780
      Net realized gain (loss) on investments                                     (264,520)          400,633
      Increase (decrease) in unrealized appreciation of investments              1,552,334        (4,401,913)
                                                                            --------------     -------------
         Net increase (decrease) in net assets resulting from operations         3,847,798        (1,235,500)

   Distributions to shareholders from
      Net investment income
         ($.55 and $.55 per share, respectively)                                (2,559,984)       (2,765,780)
      Realized capital gains
         ($.09 and $.06 per share, respectively)                                  (393,211)         (320,017)

   Capital share transactions (a)
      Decrease in net assets resulting from capital share transactions          (1,993,708)         (844,536)
                                                                            --------------    --------------

            Total decrease in net assets                                        (1,099,105)       (5,165,833)

NET ASSETS
   Beginning of period                                                          52,229,987        57,395,820
                                                                             -------------      ------------

   End of period                                                               $51,130,882       $52,229,987
                                                                               ===========       ===========


(a)   Summary of capital share activity follows:

                                                       1995                                 1994
                                                Shares           Value            Shares            Value
   Shares sold                                  857,509     $   9,080,787        1,252,737      $ 13,871,618
   Shares issued on reinvestment
      of distributions                          200,904         2,110,188          206,871         2,276,070
                                            -----------    --------------      -----------    --------------
                                              1,058,413        11,190,975        1,459,608        16,147,688
   Shares redeemed                           (1,261,140)      (13,184,683)      (1,541,335)      (16,992,224)
                                             ----------     -------------       ----------     -------------

      Net decrease                             (202,727)    $  (1,993,708)         (81,727)    $    (844,536)
                                            ===========     =============      ===========     =============

--------------------------------------------------------------------------------

See accompanying notes to financial statements

FIRST HAWAII INTERMEDIATE MUNICIPAL FUND

STATEMENT OF CHANGES IN NET ASSETS


--------------------------------------------------------------------------------

                                                                                                  Period
                                                                               Year Ended     July 5, 1994* to
                                                                              September 30,    September 30,
                                                                                   1995            1994
INCREASE (DECREASE) IN NET ASSETS FROM
   Operations
      Net investment income                                                   $   187,328     $     13,150
      Net realized loss on investments                                             (1,811)            -
      Increase (decrease) in unrealized appreciation of investments               150,634          (11,147)
                                                                             ------------    -------------
         Net increase in net assets resulting from operations                     336,151            2,003

   Distributions to shareholders from
      Net investment income ($.23 and $.05 per share, respectively)              (187,328)         (13,150)

   Capital share transactions (a)
      Increase in net assets resulting from capital share transactions          2,164,414        2,457,971
                                                                             ------------    -------------

            Total increase in net assets                                        2,313,237        2,446,824

NET ASSETS
   Beginning of period                                                          2,446,824                -
                                                                             ------------    -------------

   End of period                                                               $4,760,061       $2,446,824
                                                                               ==========       ==========


(a)  Summary of capital share activity follows:

                                                             Year Ended                 Period July 5, 1994*
                                                         September 30, 1995            to September 30, 1994
                                                       Shares          Value           Shares        Value
   Shares sold                                         730,169     $ 3,638,418         568,135     $2,852,993
   Shares issued on reinvestment of distributions       34,948         176,499           2,349         11,804
                                                     ---------   -------------       ---------  -------------
                                                       765,117       3,814,917         570,484      2,864,797
   Shares redeemed                                    (329,433)     (1,650,503)        (80,617)      (406,826)
                                                      --------    ------------        --------   ------------

      Net increase                                     435,684     $ 2,164,414         489,867     $2,457,971
                                                      ========     ===========         =======     ==========


 * Commencement of operations


--------------------------------------------------------------------------------

See accompanying notes to financial statements

FIRST HAWAII MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                     Years ended September 30,
                                                           1995       1994       1993       1992       1991
Net asset value
    Beginning of period                                   $10.62        $11.48     $10.90     $10.47    $  9.92
                                                        --------     --------    --------   --------   --------

Income from investment operations
    Net investment income                                    .55          .55         .58        .60        .62
    Net gain (loss) on securities
       (both realized and unrealized)                        .31         (.80)        .60        .43        .55
                                                        --------     --------    --------   --------   --------
       Total from investment operations                      .86         (.25)       1.18       1.03       1.17
                                                        --------     --------    --------   --------   --------

Less distributions
    Dividends from net investment income                    (.55)        (.55)       (.58)      (.60)      (.62)
    Distributions from capital gains                        (.09)        (.06)       (.02)        -          -
                                                        --------     --------    --------   --------   --------
         Total distributions                                (.64)        (.61)       (.60)      (.60)      (.62)
                                                        --------     --------    --------   --------   --------

    End of period                                         $10.84       $10.62      $11.48     $10.90     $10.47
                                                          ======       ======      ======     ======     ======

Total return                                                8.42%       (2.18)%     11.11%     10.16%     12.11%

Ratios/Supplemental Data
    Net assets, end of period (in 000's)                 $51,131      $52,230     $57,396    $39,291    $25,688

    Ratio of expenses to average net assets
      Before expense reimbursements                         1.00%         .97%        .95%       .95%      1.01%
      After expense reimbursements                           .97%(A)      .95%        .95%       .95%       .91%

    Ratio of net investment income to
      average net assets
      Before expense reimbursements                         5.19%        4.99%       5.21%      5.67%      5.95%
      After expense reimbursements                          5.22%        5.01%       5.21%      5.67%      6.05%

    Portfolio turnover                                     17.08%       40.22%      27.77%     18.44%      7.28%


(A) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian arrangement were .95%. Prior to 1995, such reductions were reflected in the expense ratios.



--------------------------------------------------------------------------------

See accompanying notes to financial statements

FIRST HAWAII INTERMEDIATE MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                                                 Period
                                                                                              July 5, 1994*
                                                                                Year Ended         to
                                                                               September 30,   September 30,
                                                                                   1995           1994
Net asset value
    Beginning of period                                                            $4.99           $5.00
                                                                                 -------         -------

Income from investment operations
    Net investment income                                                            .23             .05
    Net gain (loss) on securities (unrealized)                                       .15            (.01)
                                                                                 -------         -------
      Total from investment operations                                               .38             .04

Less distributions
    Dividends from net investment income                                            (.23)           (.05)
                                                                                 -------         -------

    End of period                                                                  $5.14           $4.99
                                                                                   =====           =====

Total return                                                                        7.86%            .72%

Ratios/Supplemental Data
    Net assets, end of period (in 000's)                                          $4,760          $2,447

    Ratio of expenses to average net assets
      Before expense reimbursements                                                 1.90%           4.48% (a)
      After expense reimbursements                                                   .66% (b)          0% (a)

    Ratio of net investment income to average net assets
      Before expense reimbursements                                                 3.39%            .12% (a)
      After expense reimbursements                                                  4.63%           4.60% (a)
    Portfolio turnover                                                             10.04%              0%


     *  Commencement of operations

   (a)  Annualized
   (b) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian arrangement were .64%. Prior to 1995, such reductions were reflected in the expense ratios.


--------------------------------------------------------------------------------

See accompanying notes to financial statements

FIRST HAWAII MUNICIPAL BOND FUND
FIRST HAWAII INTERMEDIATE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 1995
--------------------------------------------------------------------------------


(1)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      First Hawaii Municipal Bond Fund and First Hawaii Intermediate Municipal Fund ("Funds") are each a series of shares of First Pacific Mutual Fund, Inc. which is registered under the Investment Company Act of 1940, as a non-diversified open-end management company.

      The investment objective of the Funds is to provide investors with the maximum level of income exempt from federal and Hawaii income taxes consistent with the preservation of capital. The Funds seek to achieve their objective by investing primarily in municipal securities which pay interest that is exempt from federal and Hawaii income taxes.

      The Funds are subject to the risk of price fluctuation of the municipal securities held in its portfolio which is generally a function of the underlying credit rating of an issuer, the maturity length of the securities, the securities' yield, and general economic and interest rate conditions.

      Since the Funds invest primarily in obligations of issuers located in Hawaii, the marketability and market value of these obligations may be affected by certain Hawaiian constitutional provisions, legislative measures, executive orders, administrative regulations, voter initiatives, and other political and economic developments. If any such problems arise, they could adversely affect the ability of various Hawaiian issuers to meet their financial obligation.

      (A)  SECURITY VALUATION

           Portfolio securities, which are fixed income securities, are valued by an independent pricing service using market quotations, prices provided by market-makers, or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics, in accordance with procedures established in good faith by the Board of Directors. Securities with remaining maturities of 60 days or less are valued on the amortized cost basis as reflecting fair value. All other securities are valued at their fair value as determined in good faith by the Board of Directors.

           The Funds invest in debt instruments of municipal issuers. The issuers' abilities to meet their obligations may be affected by economic developments in the state of Hawaii.

      (B)  FEDERAL INCOME TAXES

           It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute their taxable income, if any, to their shareholders. Therefore, no federal income tax provision is required.

      (C) SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS TO SHAREHOLDERS

           Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Bond discounts and premiums are amortized as required by the Internal Revenue Code. Distributions to shareholders are declared daily and reinvested or paid in cash monthly.


(2)   INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

      First Pacific Management Corporation ("FPMC") provides the Funds with management and administrative services pursuant to a management agreement. In accordance with the terms of the management agreement, FPMC receives compensation at the annual rate of .50% of each Fund's average daily net assets.

      FPMC also provides the Funds with certain clerical, bookkeeping and shareholder services pursuant to a service agreement approved by the Funds' directors. As compensation for these services FPMC receives a fee, computed daily and payable monthly, at an annualized rate of .10% of each Fund's average daily net assets.

      The Funds' distributor, First Pacific Securities ("FPS"), a wholly-owned subsidiary of FPMC, received $48,291 for costs incurred in connection with the sale of First Hawaii Municipal Bond Fund's shares. FPS also received $756 for costs incurred with the sale of First Hawaii Intermediate Municipal Fund's shares (See Note 3).

      First Pacific Recordkeeping, ("FPR"), a wholly-owned subsidiary of FPMC, serves as the transfer agent and accounting agent for the Funds.

      For the year ended September 30, 1995, FPMC and FPR voluntarily waived certain management, transfer agent, shareholder services, and accounting fees in the amount of $50,240 for First Hawaii Intermediate Municipal Fund. FPMC also waived $13,597 of management fees for First Hawaii Municipal Bond Fund for 1995.

      Certain officers and directors of the Funds are also officers of FPMC, FPS and FPR.

--------------------------------------------------------------------------------

FIRST HAWAII MUNICIPAL BOND FUND
FIRST HAWAII INTERMEDIATE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS - (Continued)

September 30, 1995
--------------------------------------------------------------------------------


(3)   DISTRIBUTION COSTS

      The Funds' Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, adopted a distribution plan pursuant to Rule 12b-1 of the Act. The Plan regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares.

      The Plan provides that the Funds may incur certain costs, which may not exceed .25% per annum of the Funds' average daily net assets, for payment to the distributor for items such as advertising expenses, selling expenses, commissions or travel reasonably intended to result in sales of shares of the Funds.


(4)   PURCHASES AND SALES/CUSTODY OF SECURITIES

      Purchases and sales of securities aggregated $8,170,233 and $10,304,523, respectively for the First Hawaii Municipal Bond Fund. Purchases and sales of securities for First Hawaii Intermediate Municipal Fund aggregated $2,616,471 and $390,000, respectively. Under an agreement with the Custodian Bank, custodian fees are reduced by credits for cash balances. Such reductions amounted to $9,570 and $776 during the year ended September 30, 1995, for the First Hawaii Municipal Bond Fund and the First Hawaii Intermediate Municipal Bond Fund, respectively.




--------------------------------------------------------------------------------

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                          ON INTERNAL CONTROL STRUCTURE



Board of Directors
First Pacific Mutual Fund, Inc.
Honolulu, Hawaii


In planning and performing our audits of the financial statements of First Hawaii Municipal Bond Fund and First Hawaii Intermediate Municipal Fund, each a series of shares of capital stock of First Pacific Mutual Fund, Inc., for the respective periods ended September 30, 1995, we considered their internal control structure, including procedures for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on their financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on the internal control structure.

The management of the Funds is responsible for establishing and maintaining an internal control structure. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of internal control structure policies and procedures. Two of the objectives of an internal control structure are to provide management with reasonable, but not absolute, assurance that assets are safeguarded against loss from unauthorized use or disposition, and that transactions are executed in accordance with management's authorization and recorded properly to permit preparation of financial statements in conformity with generally accepted accounting principles.

Because of inherent limitations in any internal control structure, errors or irregularities may occur and not be detected. Also, projection of any evaluation of the structure to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

Our consideration of the internal control structure would not necessarily disclose all matters in the internal control structure that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of the specific internal control structure elements does not reduce to a relatively low level the risk that errors or irregularities in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving the internal control structure, including procedures for safeguarding securities, that we consider to be material weaknesses, as defined above, as of September 30, 1995.

This report is intended solely for the information and use of management and the Securities and Exchange Commission, and should not be used for any other purpose.


                                                  TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
November 8, 1995

                                     PART C

                                OTHER INFORMATION

Item 24.  STATEMENTS AND EXHIBITS.

          The following are the financial statements and exhibits filed as a part of this registration statement:

          (a)  Financial Statements:

               (Included in Part B to this Post-effective Amendment #11 to Form N-1A.)

          (b)  Exhibits:

               (1) Registrant's Articles of Incorporation.* (Filed with Form N-1A registration.)

               (2)  Registrant's bylaws.* (Filed with Form N-1A registration.)

               (3)  Not applicable, because there is no voting trust agreement.

               (4)  Specimen   copy  of  each  security  to  be  issued  by  the
                    registrant.* (Filed with Form N-1A registration.)

               (5) (a) Form of Management Agreement between First Pacific Management Corporation and the Registrant.*

                    (Filed with Form N-1A registration.)

               (6) Form of principal Underwriting Agreement between First Pacific Securities and the Registrant.*

                    (Filed with Form N-1A registration.)

               (7) Not applicable, because there are no pension, bonus or other agreements for the benefit of directors and officers.

               (8) Form of Custodian Agreement between Registrant and Bank of California.

               (9) There are no other material contracts not made in the ordinary course of business between the Registrant and others.

               (10) Opinion  and  consent of counsel as to the  legality  of the registrant's securities being registered. (To be supplied annually pursuant to Rule 24f-2 of the Investment Company Act of 1940.)

               (11) The  consent  of  Tait,  Weller & Baker  Independent  Public
                    Accountants.

               (12) Not applicable.

               (13) Letter  from   contributors   of  initial   capital  to  the
                    Registrant that purchase was made for investment purposes without any present intention of redeeming or selling.* (Filed with Pre-effective Amendment #1 to Form N-1A).

               (14) Not applicable.

               (15) (a) Rule 12b-1 Plan of Distribution.*  (Filed with Form N-1A registration.)

                    (b)  Service Agreement.*
                         (Filed with Form N-1A registration.)

                    (c)  Selling Dealer Agreement*
                         (Filed with Form N-1A registration.)

                    (d)  First Pacific Mutual Fund Inc Transfer Agent Agreement.

               (16) Schedule of Computation of Performance Quotations.

     *Previously filed and incorporated by reference herein.

Item 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL OF THE REGISTRANT.

     NONE*

Item 26.  NUMBER OF HOLDERS OF SECURITIES.


          The number of record holders of each class of securities of the Registrant as of January 11, 1996, is as follows:


                   (1)                                       (2)
          Title of Class                          Number of Record Holders

          Common stock $.01 par value:

          First Hawaii Municipal Bond Fund                  1,943

          First Hawaii Intermediate Municipal Fund            198


Item 27.  INDEMNIFICATION.

          Under the terms of the Maryland General Corporation Law and the company's Articles of Incorporation, the company shall indemnify any person who was or is a director, officer or employee of the company to the maximum extent permitted by the Maryland General Corporation Law; provided however, that any such indemnification (unless ordered by a court) shall be made by the company only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made:

          (i) by the Board of Directors by a majority vote of a quorum which consists of the directors who are neither "interested persons" of the company as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceedings, or,

          (ii) if the required quorum is not obtainable or if a quorum of such directors so directs, by independent legal counsel in a written opinion.

          No indemnification will be provided by the company to any director or officer of the company for any liability to the company or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.


          As permitted by Article ELEVENTH of the company's Articles of Incorporation and subject to the restrictions under 2-418(F)(1) of the Maryland General Corporation Law, reasonable expenses incurred by a director who is a party to a proceeding may be paid by the company in advance of the final disposition of the action, after a determination that the facts then known would not preclude indemnification, upon receipt by the company of a written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the company has been met and a written undertaking by or on behalf of the director to repay the amount if it is ultimately determined that the standard of conduct has not been met.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

The principal business of First Pacific Management Corporation is to provide investment counsel and advice to individuals and institutional investors.

Item 29.  PRINCIPAL UNDERWRITERS.

          (a) First Pacific Securities, the only principal underwriter of the Registrant, does not act as principal underwriter, depositor or investment advisor to any other investment company.

          (b) Herewith is the information required by the following table with respect to each director, officer or partner of the only underwriter named in answer to Item 21 of Part B:

                                   Position and           Position and
Name and Principal                 Offices with           Offices with
Business Address                   Underwriter            Registrant

Terrence Lee                        President            Director and
2756 Woodlawn Drive, #6-201                              President
Honolulu, HI   96822

Jean Chun                           Secretary            Secretary
2756 Woodlawn Drive, #6-201
Honolulu, HI  96822

Charlotte Meyer                     Treasurer             Treasurer
2756 Woodlawn Drive, #6-201
Honolulu, HI  96822

     (c) Not applicable.

Item 30.  LOCATION OF ACCOUNTS AND RECORDS.

          Each  account,  book or other  document  required to be  maintained by
Section 31(a) of the 1940 Act and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder is in the physical possession of:

          First Pacific Management Corporation
          2756 Woodlawn Drive, #6-201
          Honolulu, HI   96822;

          First Pacific Recordkeeping, Inc.
          2756 Woodlawn Drive, #6-201
          Honolulu, HI  96822


Item 31.  MANAGEMENT SERVICES.

          All management services are covered in the management agreement between the Registrant and First Pacific Management Corporation, as discussed in Parts A and B.

Item 32. UNDERTAKINGS.

          Not applicable.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto authorized, in the City of Honolulu and State of Hawaii on the 18th day of January, 1996.


                                    FIRST PACIFIC MUTUAL FUND, INC.
                                    (Registrant)

                              By:   (sig. on original)
                                    Terrence K.H. Lee, President


          Pursuant to the requirement of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



_____(sig. on orig.)____________     President, Principal      January  18, 1996
Terrence K.H. Lee                    Executive and Financial
                                     Officer, and Director

_____(sig. on orig.)____________     Director                  January  18, 1996
Samuel L. Chesser

_____(sig. on orig.)____________     Director                  January  18, 1996
Clayton W.H. Chow

_____(sig. on orig.)____________     Director                  January  18, 1996
Lynden Keala

_____(sig. on orig.)____________     Director                  January  18, 1996
Stuart Marlowe

                                  EXHIBIT INDEX

Item 24.                                                                 Page

         (b) (11)          Accountant's Consent
         (b) (16)          Computation of Performance Quotations